UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INTERACTIVE STRENGTH INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

Interactive Strength Inc.

1005 Congress Avenue, Suite 925

Austin, Texas

(512) 885-0035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 4, 2026

To the Stockholders of Interactive Strength Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Interactive Strength Inc., a Delaware corporation (the “Company”), will be held on June 4, 2026 at 10 a.m. Eastern Time at 1005 Congress Ave, Suite 925, Austin, Texas 78701. The meeting will be held for the following purposes:

The principal business of the meeting will be:

1.	To elect two Class III directors to serve until our 2029 annual meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.

To approve, for purposes of Rule 5635(a) and (d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of the Company’s Common Stock, par value $0.0001 (the “Common Stock”) upon the conversion of the Company’s Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and the potential issuance of Earn-Out Shares, pursuant to the Agreement for the Sale and Purchase of the Entire Issued Share Capital and Loan Notes of Wattbike (Holdings) Limited (“Wattbike”) (the “Wattbike Purchase Agreement”), by and among the Company and the shareholders of Wattbike identified on Schedule 1 to the Wattbike Purchase Agreement (the “Wattbike Issuance Proposal”);

4.

To approve, for purposes of Rule 5635(a) and (d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of Common Stock upon the conversion of the Company’s Series D1 Convertible Preferred Stock, Series D2 Convertible Preferred Stock, and Series D3 Convertible Preferred Stock (collectively, the “Series D Preferred Stock”), pursuant to the Agreement and Plan of Merger (the “Ergatta Merger Agreement”), by and among the Company, Ergatta, Inc. (“Ergatta”), Ergatta Acquisition Corp. and Tom Aulet (the “Ergatta Issuance Proposal”);

5.	To approve an amendment to the Company’s 2023 Stock Incentive Plan to add an automatic share increase provision (the “2023 Plan Amendment Proposal”);

6.

To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);

7.	To approve, on an advisory basis, the compensation paid to our named executive officers;

8.	To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and

9.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s Common Stock, at the close of business on April 8, 2026. The Board of Directors of the Company has fixed the close of business on April 8, 2026 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 2,246,380 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote for each share of Common Stock held. The foregoing shares are referred to herein as the “Shares.” Holders of our Common Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All Stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting in person must notify the Company at least 24 hours prior to the Annual Meeting by contacting the Company's Investor Relations department at (512) 885-0035, or ir@interactivestrength.com. Whether you plan to attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Voting by using the aforementioned methods will not prevent you from voting at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your Shares, please contact the Investor Relations department at Interactive Strength Inc., at 1005 Congress Avenue, Suite 925, Austin, TX 78701, telephone number (512) 885-0035, email: ir@interactivestrength.com.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.interactivestrength.com

By Order of the Board of Directors of Interactive Strength Inc.

Sincerely,

Trent A. Ward, Chief Executive Officer

Date: , 2026

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about Interactive Strength Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Investor Relations department of Interactive Strength Inc., at 1005 Congress Avenue, Suite 925, Austin, TX 78701, telephone number (512) 885-0035, email: ir@interactivestrength.com..

To ensure timely delivery of these documents, any request should be made no later than April 29, 2026 to receive them before the Annual Meeting.

For additional details about where you can find information about Interactive Strength Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

Interactive Strength Inc.

1005 Congress Avenue, Suite 925

Austin, TX 78701

(512) 885-0035

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Interactive Strength Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10 a.m. Eastern Time on June 4, 2026 or such later date or dates as such Annual Meeting date may be adjourned or postponed at 1005 Congress Ave, Suite 925, Austin, Texas 78701.

In this Proxy Statement, we refer to Interactive Strength Inc. as the “Company,” “we,” “us,” or “our.”

Unless otherwise indicated, information in this Proxy Statement reflects the 1-for-10 reverse stock split that was effective on February 23, 2026.

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 10 a.m. Eastern Time on June 4, 2026 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2025, are being mailed on or about April 22, 2026 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of this Proxy Statement and the Annual Report on the Internet through the Securities and Exchange Commission’s website at www.sec.gov or at our website at www.interactivestrength.com. Information on our website is not, and will not be deemed, a part of this Proxy Statement or incorporated into any other filings the Company makes with the SEC.

Who may attend and how to attend

Our Board has fixed the close of business on April 8, 2026 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Record holders and beneficial owners may attend the Annual Meeting.

Beneficial Owners

●

If you were a beneficial owner of record as of the Record Date (i.e., you held your Shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equiniti Trust Company, LLC, at PO Box 500, Newark, New Jersey 07101 and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equiniti Trust Company, LLC no later than 5 p.m. Eastern Time on May 22, 2026. You will then receive a confirmation of your registration, with a control number, by email from Equiniti Trust Company, LLC. When you arrive at the meeting, present your unique 12-digit control number.

Who Can Vote?

Stockholders who owned Common Stock at the close of business on April 8, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 2,246,380 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual

Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company, LLC, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of the Board nominees as directors;

●	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●

“FOR” the approval of the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series E Preferred Stock and issuance of Earn-Out Shares, in accordance with Nasdaq Listing Rule 5635(a) and (d);

●	“FOR” the approval of the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series D Preferred Stock, in accordance with Nasdaq Listing Rule 5635(c);

●	“FOR” the approval of an amendment to the Company’s 2023 Stock Incentive Plan to add an automatic share increase provision;

●

“FOR” the grant of discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);

●	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;

●	“FOR” the approval, on an advisory basis, of the frequency of future shareholder advisory votes on the compensation of our named executive officers;

●

“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	by signing a new proxy card and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting; however, attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

A plurality of the Shares present or represented by proxy is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes are not considered votes cast affirmatively or negatively and will have no effect on the outcome of this proposal. If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal 3: To approve the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series E Preferred Stock and issuance of Earn-Out Shares, in accordance with Nasdaq Listing Rule 5635(a) and (d).

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes are not considered votes cast affirmatively or negatively and will have no effect on the outcome of this proposal.

Proposal 4: To approve the issuance of 20% or more of the Company’s common stock issuable upon the conversion of Series D Preferred Stock, in accordance with Nasdaq Listing Rule 5635(c).

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes are not considered votes cast affirmatively or negatively and will have no effect on the outcome of this proposal.

Proposal 5: To approve an amendment to the Company’s 2023 Stock Incentive Plan to add an automatic share increase provision.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. Abstentions and broker non-votes are not considered votes cast affirmatively or negatively and will have no effect on the outcome of this proposal.

Proposal 6: To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the grant of discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein). Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on the outcome of this proposal.

shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein).

Proposal 7: Non-binding advisory vote to approve executive compensation.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 8: Non-binding advisory vote to approve the frequency of future shareholder advisory votes on the compensation of executive officers.	The frequency receiving the greatest number of votes will be considered the frequency recommended by Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 9: Authorization to adjourn the Annual Meeting.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty three and one third percent (33 1/3%) of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●

Stockholders whose Shares are registered in their own name should contact our transfer agent, Equiniti Trust Company, LLC, and inform them of their request by calling them at (800) 937-5449 or writing them at PO Box 500, Newark, New Jersey 07101.

●

Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

A representative from Broadridge will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2026 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than February 29, 2027 to the Company at Interactive Strength Inc., 1005 Congress Avenue, Suite 925, Austin, TX 78701; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal No. 1 regarding the nomination of members to the Board, Proposal No. 5 regarding the amendment to the 2023 Plan and Proposal No. 6 regarding the advisory vote on executive compensation.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.interactivestrength.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after April 8, 2026 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 2,246,380 shares of our Common Stock issued and outstanding on April 8, 2026. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after April 8, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Interactive Strength Inc., 1005 Congress Avenue, Suite 925, Austin, TX 78701. Our executive officers and directors, collectively, own less than one tenth of one percent (0.1%) of our shares outstanding.

Number of Shares Beneficially Owned (#)
Directors and Executive Officers
Trent Ward (1)	2
Deepak M. Mulchandani (2)	1
Aaron N. D. Weaver	-
Kirsten Bartok Touw	-
Caleb Morgret	-
David P. Leis	-
Benjamin Bartlett	-
All executive officers and directors as a group (7 individuals)(3)	3

(1)	Consists of (i) 1 share of common stock held by Mr. Ward individually; and (ii) 1 share of common stock subject to stock options exercisable within 60 days of April 8, 2026.

(2)	Consists of 1 share of common stock subject to stock options exercisable within 60 days of April 8, 2026.

(3)	Includes 2 shares of common stock subject to stock options exercisable within 60 days of April 8, 2026.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At this Annual Meeting, two (2) people, Trent A. Ward and Kirsten Bartok Touw, our Class III directors, are to be elected.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of the people elected as directors will continue until the 2029 annual meeting or until their successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Executive Position
Trent A. Ward	45	Chief Executive Officer and Chairman of the Board
Deepak M. Mulchandani	54	Chief Technology Officer and Director
Aaron N. D. Weaver	45	Director
Kirsten Bartok Touw	53	Director
David Leis	50	Director

Trent A. Ward is our co-founder and has served as our Chief Executive Officer and as a member of our board of directors since our inception in May 2017. Prior to founding Interactive Strength Inc., Mr. Ward served as an associate, analyst, and portfolio manager at Citadel LLC, a financial services company, from July 2006 to February 2014. From February 2014 to May 2017, Mr. Ward left Citadel LLC to begin investing in start-ups and pursuing various entrepreneurial endeavors, including starting the research and development for the precursor entity to us in October 2015. Mr. Ward holds a Bachelor of Science degree in Economics and a Bachelor of Applied Science degree in Engineering from the University of Pennsylvania. We believe Mr. Ward’s position as one of our founders and as our Chief Executive Officer, and his industry and financial expertise, qualify him to serve on our board of directors.

Deepak M. Mulchandani has served as our Chief Technology Officer and as a member of our board of directors since December 2021. Prior to joining Interactive Strength Inc., Mr. Mulchandani served as the Chief Product Officer and Executive Vice President of Engineering at Emerge Now Inc. (“Emerge”), a computer and electronic manufacturing company, from January 2020 to December 2021. Prior to joining Emerge, Mr. Mulchandani served as the Senior Vice

President of Product Engineering at Peloton Interactive, Inc. (Nasdaq: PTON) from June 2017 to July 2019. Mr. Mulchandani holds a Bachelor of Science degree in Computer Science from Purdue University. We believe Mr. Mulchandani’s extensive background in the technology and product engineering space and his experience in the smart home gym industry qualify him to serve on our board of directors.

Aaron N. D. Weaver has served as a member of our board of directors since March 2022. Since March 2025 Mr. Weaver has served as President and Chief Commercial Officer at Molecule AG, a decentralized science company. He served as a Portfolio Manager at Apeiron from May 2020 to April 2023 with a focus on the life sciences and technology sectors. From May 2019 to May 2020, Mr. Weaver served as legal counsel and in a lead fundraising role at Atai Life Sciences, a pharmaceutical company. From October 2018 to March 2019, Mr. Weaver served as a legal contractor at Lloyds Banking Group, a financial services company. From August 2015 to July 2017, Mr. Weaver was an investment banker at Credit Suisse Group AG in London within the Capital Markets Solutions team, advising on capital structuring and issuances for a full spectrum of corporate issuers from pre-revenue companies to public listed companies. Mr. Weaver was a capital markets solicitor at Allen & Overy LLP (London) from 2007 to 2013. Mr. Weaver currently serves on the boards of Endogena Therapeutics, Inc. and Centenara Labs AG. Mr. Weaver holds a Masters in Law from the Queensland University of Technology, a Bachelor of Law from University of Queensland and a Bachelor of Business Management from University of Queensland. Mr. Weaver has held the Chartered Financial Analyst designation and was a registered solicitor in the United Kingdom.

Kirsten Bartok Touw has served as a member of our board of directors since April 2023. Ms. Bartok Touw has been the Co-President and Chief Operating Officer and a member of the board of directors of New Vista Acquisition Corp., a special purpose acquisition company since December 2020. Ms. Bartok Touw is the co-founder and managing partner of AirFinance, which has financed more than $1.2 billion across a variety of structured products to aerospace companies, their suppliers, and their customers globally since 2008. Ms. Bartok Touw is also an active early-stage investor in emerging technologies. Prior to AirFinance, from 2009 to 2012, Ms. Bartok Touw was Vice President, Structured Finance & Corporate Development at Hawker Beechcraft Corporation, where she helped lead the company’s expansion into Asia, joint ventures, mergers and acquisitions, and sales financing. Prior to Hawker, from 2005 to 2008, Ms. Bartok Touw co-founded XOJET, Inc., serving on its board of directors and as Chief Financial Officer. Before co-founding XOJET, Inc., Ms. Bartok Touw spent over 12 years in private equity and venture capital at Alpine Investors and JPMorgan Partners/Chase Capital Partners technology team. Ms. Bartok Touw began her career as an investment banker at Goldman Sachs. She received a bachelor’s degree from the University of Pennsylvania and a Masters in Business Administration from Stanford University’s Graduate School of Business. She also serves on the board of the French American Foundation and on the National Business Aviation Association’s Advisory Council

David Leis has served as a member of our board of directors since April 26, 2024. Mr. Leis has been the co-founder of Pluperfect and one of the firm’s Managing Partners since April 2013. Prior to Pluperfect, from 2007 to 2013, Mr. Leis was a Senior Partner at Lippincott in New York where he co-led the firm’s experience innovation offering and served as the relationship and brand strategy lead for a number of Lippincott’s marquee clients. Prior to Lippincott, from 2003 to 2006, he was a Partner at Oliver Wyman, where he helped clients navigate strategic reinvention, customer alignment and positioning. Prior to Oliver Wyman, from 2000 to 2003, Mr. Leis was an Associate at Stone Point Capital, a $40 billion private equity fund where he invested in venture stage companies in the media and technology sectors. Mr. Leis began his career as a strategy consultant at Mercer Management Consulting. He received a bachelor’s degree from the Wharton School at the University of Pennsylvania.

Family Relationships

There are no family relationships among our directors and executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2025, including those reports that we have filed on behalf of our directors and Section 16 officers, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock, or any other person subject to Section 16 of the Exchange Act, failed to file with the SEC on a timely basis during the fiscal year ended December 31, 2025, except: Caleb Morgret filed a Form 3 on December 16, 2025, which was delinquent, in connection with his appointment as Chief Financial Officer, which occurred on November 15, 2025.

10b5-1 Trading Plans

None.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Potential Effects of Non-Approval of this Proposal

If the stockholders do not approve the election of the director nominees named above, they will not be appointed to the Board, and the Board will remain comprised of the remaining directors currently in office. The Board may, in its discretion, nominate different candidates for election at a subsequent meeting of stockholders or, to the extent permitted by the Company's bylaws and applicable law, appoint directors to fill the vacancies in the interim.

Vote Required

A plurality of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Our Board of Directors

Director Independence

Our board of directors consists of five (5) members. Our board of directors determined that each of Ms. Bartok Touw and Mr. Leis qualify as an independent director under applicable SEC and Nasdaq rules. In addition, after the resignation of Mr. Weaver from Apeiron and based on a review of the applicable SEC and Nasdaq rules, our board of directors determined that Mr. Weaver qualifies as an independent director. Specifically, our board of directors undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors determined that each of Ms. Bartok Touw, Mr. Weaver and Mr. Leis does not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Ms. Bartok Touw, Mr. Weaver, and Mr. Leis are “independent” as that term is defined under applicable SEC and Nasdaq rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director and the transactions described in “Certain Relationships and Related Party Transactions.” In making this determination with respect to Mr. Weaver, our board of directors also considered the nature of Apeiron’s investment in the Company, the prior advisory services rendered by Apeiron, the nature of Mr. Weaver’s employment position with Apeiron as a portfolio manager and not a director, partner, or executive or senior officer, his direct and indirect ownership of less than 10% in Apeiron, and his resignation from Apeiron.

Board Structure

Our directors are divided into three classes serving staggered three-year terms. Class I, Class II and Class III directors will serve until our annual meetings of stockholders in 2027, 2028, and 2029, respectively. At each annual meeting of stockholders, directors will be appointed to succeed the class of directors whose terms have expired. This classification of our board of directors could have the effect of increasing the length of time necessary to change the composition of a majority of our board of directors. In general, at least two annual meetings of stockholders will be necessary for stockholders to effect a change in a majority of the members of our board of directors. Our current directors are divided among the three classes as follows:

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the Class I directors are Messrs. Mulchandani and Leis, and their term will expire at the annual meeting of stockholders to be held in 2027;
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the Class II director is Mr. Weaver, and his term will expire at the annual meeting of stockholders to be held in 2028; and
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the Class III directors are Mr. Ward and Ms. Bartok Touw, and their terms will expire at the annual meeting of stockholders to be held in 2029.

Lead Independent Director

Our board of directors adopted corporate governance guidelines that provide that the board of directors shall appoint an independent director to serve as our lead independent director for so long as we have a non-independent Chairperson. Our board of directors appointed Ms. Bartok Touw to serve as our lead independent director. As lead independent director, Ms. Bartok Touw has primary responsibilities to preside over all meetings at which the Chairperson is not present and serve as a liaison between the Chairperson and the independent directors.

Director Compensation

Directors who are also full-time officers or employees of our company receive no additional compensation for serving as directors. All non-employee directors receive compensation in accordance with our non-employee director compensation policy, described below.

No compensation of any kind (whether cash, stock, or options) was paid to our directors, who are not full-time officers or employees, who served during the year ended December 31, 2025. Accordingly, Messrs. Weaver and Leis and Ms. Bartok Touw received no compensation for serving as directors.

Non-Employee Director Compensation Policy

We have not historically paid cash retainers or other compensation with respect to service on our board of directors. We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and committees of our board of directors.

Although we have adopted a non-employee director compensation policy, this policy was not utilized in 2025. This policy provides for the annual grant of stock options under the Interactive Strength Inc. 2023 Stock Incentive Plan (the “2023 Plan”) following the conclusion of each regular annual meeting of our stockholders, to each non-employee director who will continue serving as a member of our board of directors. The annual option award will be with respect to a number of shares of common stock with an aggregate fair market value as determined under the 2023 Plan equal to $120,000 calculated on the date of grant. This number of shares underlying each such award will be equal to $120,000 divided by the estimated Black-Scholes value of such stock options as of the date of grant, rounded down to the nearest whole share. Each annual option award will be granted with an exercise price per share equal to the fair market value on the date of grant and will become fully vested, subject to continued service as a director, on the earliest of the 12-month anniversary of the date of grant, the next annual meeting of stockholders following the date of grant, or the consummation of a change in control (as defined in the 2023 Plan).

If a non-employee director is elected to our board of directors other than at an annual meeting of our stockholders, such non-employee director will receive an award of stock options upon election to our board of directors that is consistent with the foregoing, provided that such grant will be prorated based on the number of calendar days remaining before (i) the next annual meeting of stockholders, if scheduled, or (ii) the date of the first anniversary of the last annual meeting of stockholders, if the next annual meeting is not yet scheduled.

Each non-employee director who joins the board of directors as a non-employee member will receive a stock option award under the 2023 Plan with an aggregate fair value determined under the 2023 Plan with a grant date fair value as determined under the 2023 Plan equal to $240,000 calculated on the date of grant. The number of shares underlying each such award will be equal to $240,000 divided by the estimated Black-Scholes value of such stock options as of the date of grant, rounded down to the nearest whole share. This option award will be granted with an exercise price per share equal to the fair market value on the date of grant and will vest, subject to continued service as a director, in equal annual installments over three years or, if earlier, the consummation of a change in control (as defined in the 2023 Plan).

The aggregate value of all compensation granted or paid, as applicable, to any non-employee director for service as a non-employee director during any 12-month period, including awards granted and cash fees we pay to such non-employee director, will not exceed $500,000 in total value, and with respect to the 12-month period in which a non-employee director is first appointed or elected to the board of directors, will not exceed $750,000 in total value, in each case calculating the value of any awards based on the grant date fair value of such awards as determined for financial reporting purposes.

Non-Employee Director Share Ownership Policy

Our board of directors adopted a share ownership policy for its non-employee directors to further align the personal interests of such directors with the interests of our stockholders. Under such policy, each non-employee director is expected to acquire, and continue to hold during the term of his or her service on our board of directors, ownership of shares of our common stock having a specified minimum value as determined by our board of directors. Such policy requires non-employee directors to hold a specified minimum percentage of the shares acquired through any of our equity incentive plans (net of the number applied to pay applicable taxes) until the share ownership policy is satisfied. This policy was not implemented in 2025.

Board Committees

Our board of directors established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations page of our website (www.interactivestrength.com). The inclusion of our website address in this prospectus statement is an inactive textual reference only.

Audit Committee

Our audit committee consists of Ms. Bartok Touw, Mr. Weaver, and Mr. Leis. Ms. Bartok Touw is the chairperson of our audit committee. The composition of our audit committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, our board of directors examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. In addition, our board of directors determined that each member of the audit committee is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our board of directors. Our audit committee is directly responsible for, among other things:

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selecting a firm to serve as the independent registered public accounting firm to audit our financial statements and determining its compensation;
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ensuring the independence of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
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establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
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considering the adequacy of our internal controls and internal audit function;
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discussing our major financial risk exposures and the steps we have taken to monitor and control such exposures, including our policies with respect to risk assessment and risk management;
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reviewing material related party transactions or those that require disclosure; and
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approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee consists of Ms. Bartok Touw and Mr. Weaver. Ms. Bartok Touw is the chairperson of our compensation committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our compensation committee is directly responsible for, among other things:

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determining and approving, or recommending that our board of directors approve, the compensation of our executive officers;
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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material agreements;
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reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
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reviewing and approving the compensation of our non-employee directors;
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administering our equity incentive plans;
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overseeing the development and implementation of the Company’s human capital management strategies and policies;
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reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
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reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Ms. Bartok Touw and Mr. Weaver. Ms. Bartok Touw is the chairperson of our nominating and corporate governance committee. Ms. Bartok Touw and Mr. Weaver meet the requirements for independence under the current Nasdaq listing standards. Our nominating and corporate governance committee is directly responsible for, among other things:

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identifying and recommending candidates for membership on our board of directors;
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reviewing and recommending our corporate governance guidelines and policies;
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reviewing and making recommendations to our board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
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reviewing proposed waivers of the code of conduct for directors and executive officers;
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evaluating the independence of directors and director nominees against the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations;
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overseeing the process of evaluating the performance of our board of directors; and

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assisting our board of directors on corporate governance matters.

Code of Ethics

Our board of directors adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior financial officers. The full text of our codes of business conduct and ethics is posted on the investor relations page of our website (www.interactivestrength.com). The inclusion of our website address in this prospectus is an inactive textual reference only. We intend to disclose future amendments to our codes of business conduct and ethics, or any waivers of such code, on our website or in public filings. Information contained on, or that can be accessed through, our website is not incorporated by reference in this prospectus and does not form a part of this prospectus.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Indemnification and Insurance

Our amended and restated certification of incorporation and our amended and restated bylaws provide that we shall indemnify our directors and officers against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such director or officer, other than such liability (if any) that he or she may incur by reason of his or her own actual fraud or willful default, in connection with the execution or discharge of his or her duties, powers, authorities or discretions as a director or officer of the Company.

We have also entered into indemnification agreements with our directors, executive officers, and certain other employees under which we have agreed to indemnify each such person and hold them harmless against expenses, judgments, penalties, fines, and amounts payable under settlement agreements in connection with any threatened, pending or completed action, suit or proceeding to which they have been made a party or in which they became involved by reason of the fact that they are, or were, our director, officer, or employee. Except with respect to expenses to be reimbursed by us in the event that the indemnified person has been successful on the merits or otherwise in defense of the action, suit or proceeding, our obligations under the indemnification agreements are subject to certain customary restrictions and exceptions. The indemnification agreements are governed under Delaware law.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provision or otherwise as a matter of law.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Ward, whose biography is set forth above:

Name	Age	Position
Trent A. Ward	45	Chief Executive Officer and Chairman of the Board
Caleb Morgret	48	Chief Financial Officer
Benjamin Bartlett	37	Chief Operating Officer and President

Trent A. Ward, Chairman, Chief Executive Officer, and Director – Biographical information regarding Mr. Ward is provided above under Board Nominees.

Caleb Morgret, Chief Financial Officer – Mr. Morgret has served as our Chief Financial Officer since November 2025. Mr. Morgret combines over 20 years of experience in finance roles across numerous industries and geographies, having spent the first 12 years of his career in investment banking. Previously, he has been involved in five companies in the life sciences and energy industries holding positions including Chief Financial Officer, Head of Infrastructure & Special Situations - Credit Risk and Treasurer. From 2022 to September 2025, Mr. Morgret was the Chief Financial Officer of Centenara Labs AG, a biotechnology company based in Switzerland. From 2020 to 2022, he held leadership positions at Kommunalkredit Austria AG, a European bank that specializes in public, infrastructure and energy finance. From 2018 to 2020, he was the Chief Financial Officer of Lucero Energy and from 2016 to 2018, he was the Chief Financial Officer of White Star Petroleum. Prior to this, he spent time in the energy sector and investment banking, having started his career at J.P. Morgan Securities Ltd. in 2001. Mr. Morgret has also served on the board of directors of various life sciences companies including Endogena Therapeutics Inc, RejuverSen AG and Rejuveron Telomere Therapeutics AG. He has an undergraduate degree from the University of South Carolina and an MBA from Southern Methodist University and is a CFA charterholder.

Benjamin Bartlett, Chief Operating Officer and President – Mr. Bartlett is the Company’s co-founder and has served as our Chief Operating Officer since June 2025, as President from October 2019 to January 2023 and since June 2025, and as Special Advisor from February 2023 to June 2025. Prior to being one of the founders of the Company, Mr. Bartlett served as a principal and private equity investor at Lincolnshire Management, Inc., a New York City-based investment manager, from March 2013 to October 2019. During his time at Lincolnshire Management, Mr. Bartlett served as a director on several boards, including Holley Performance Products from 2013 to 2018. Mr. Bartlett holds a Bachelor of Arts degree in Economics from Washington and Lee University and a Master of Business Administration degree from Columbia University.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers for the year ended December 31, 2025 were Trent A. Ward, our Chief Executive Officer, Benjamin Bartlett, our Chief Operating Officer and President, and Michael J. Madigan, our former Chief Financial Officer. Our named executive officers for the year ended December 31, 2024 were Trent A. Ward, our Chief Executive Officer, and Michael J. Madigan, our former Chief Financial Officer.

The following table presents the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2025 and December 31, 2024.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Trent A. Ward	2025	415,625	-	-	-	-	415,625
Chief Executive Officer	2024	300,000	-	-	-		300,000
Benjamin Bartlett	2025	189,583	-	-	-	137,500	327,083
Chief Operating Officer and President
Michael J. Madigan (1)	2025	283,333	-	-	-	-	283,333
Former Chief Financial Officer	2024	250,000	-	-	-	-	250,000

(1)	Mr. Madigan resigned from his position as the Company's Chief Financial Officer effective November 14, 2025.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or equity incentives.

In evaluating the roles, responsibilities, authority, titles, and functions of our management team, our board of directors has determined that Trent A. Ward, our co-founder and Chief Executive Officer, was one of our executive officers in

2024 and 2025. We based this determination on an analysis of several factors, including those articulated in the applicable rules and regulations of the SEC. Specifically, since our inception in 2017, Mr. Ward has held, and is expected to continue to hold for the foreseeable future, primary and ultimate responsibility, authority, and operational decision-making functions over the principal operations, business units, and functions of the Company, including all significant policymaking authority. In addition, we believe this determination is appropriate in light of the current size and scope of our business and operations and the relatively early growth stage of the Company. For 2024, Michael J. Madigan, our former Chief Financial Officer, was also deemed to be an executive officer, and for 2025, Caleb Morgret, our Chief Financial Officer and principal financial officer and principal accounting officer, was also deemed to be an executive officer. We intend to continue to evaluate the roles and responsibilities of our management team as our business and operations evolve, and to reassess the designation and composition of our executive officers as appropriate and in consideration of applicable rules and regulations.

Base Salaries

In 2024 and 2025, base salaries were set at a level that was commensurate with each of our executive officers’ respective duties and authorities, contributions, prior experience, and sustained performance.

Executive Annual Incentive Plan

We have adopted the Executive Annual Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is administered by the compensation committee. Only key employees designated by the compensation committee as participants are eligible to participate in the Annual Incentive Plan. The Annual Incentive Plan was not utilized in 2025.

During the first quarter of each fiscal year, the compensation committee will establish an individual target award opportunity for employees who participate in the Annual Incentive Plan (including any threshold or maximum award opportunities), the performance goals, the target performance goals (including any threshold or maximum), and the percentage weighting of each performance goal and/or formulas which will be utilized to measure the performance of the participants during the fiscal year.

The amount available to allocate for payment of bonuses under the Annual Incentive Plan in respect of a given fiscal year of the Company (the “Bonus Pool”) will be determined by the compensation committee. During the first quarter of a fiscal year, the compensation committee will establish target funding levels (including any threshold or maximum) for the Bonus Pool. No later than 30 days after the end of each fiscal year, the compensation committee will determine the actual achievement of the performance goals and the overall percentage of achievement based on the achievement of the various performance goals and certify the final Bonus Pool for the year based on the pre-established funding levels and the level of achievement relative to the pre-established performance goals after taking into account any adjustment of the individual target award opportunity (including any threshold or maximum award opportunities), the performance metrics, formulas and the targeted achievement levels (including any threshold or maximum achievement levels) relating to such performance goals and the formulas used in determining the Bonus Pool as deemed necessary or appropriate by the compensation committee in recognition of unusual or nonrecurring events affecting us or our consolidated financial statements or changes in applicable laws, regulations or accounting principles.

Individual bonus payouts are determined by applying the participant’s individual target award opportunity by the overall percentage of achievement of the performance goals, provided that the calculated payment may not exceed the maximum award opportunity (to the extent applicable) and no bonus payment will be made if the amount calculated falls below any applicable threshold. Bonuses are not guaranteed and are awarded and payable at our compensation committee’s discretion. Bonuses will be payable in cash or shares of our common stock issued under the Annual Incentive Plan, in either case less applicable deductions and tax withholdings. An employee must be employed on the date of payment to earn any bonus under the Annual Incentive Plan.

Either our board of directors or the compensation committee may amend, suspend or terminate the Annual Incentive Plan in writing at any time, for any and no reason.

To the extent permitted by applicable law, any bonus payments under the Annual Incentive Plan will be subject to any clawback or recoupment policies we have in place from time to time.

Equity Incentive Awards

Our equity incentive awards are designed to align our interests with those of our employees, including Mr. Ward and Mr. Morgret.

We have historically granted stock options to our employees, including Mr. Ward, under the 2020 Plan.

Options are granted at a price not less than the fair market value on the date of grant and generally become exercisable within four years after the date of grant, subject to continued service with us. Options generally expire ten years from the date of grant. The 2020 Plan provides for the grant of incentive stock options, which qualify for favorable tax treatment to recipients under Section 422 of the Code and non-qualified stock options. Such awards may be granted to our employees, directors and consultants.

Following the completion of our initial public offering in 2023, equity awards were granted to our employees, including Mr. Ward, under the Interactive Strength Inc. 2023 Stock Incentive Plan (as described below). No awards were granted in 2025.

Health and Welfare Benefits and Perquisites

Mr. Ward and Mr. Morgret are eligible to participate in our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, on the same basis as all of our other employees. Except for the provision of life insurance policies to certain executives, including Mr. Ward and Mr. Morgret, we do not maintain any executive-specific benefit or perquisite programs.

Retirement Benefits

We sponsor a tax-qualified Section 401(k) plan for our United States employees, including Mr. Ward and Mr. Morgret. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. An employee’s interest in his or her salary deferral contributions is 100% vested when contributed.

We do not provide employees, including Mr. Ward and Mr. Morgret, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans or nonqualified defined contribution plans.

Offer Letter with Our Named Executive Officers

Below is a description of the material terms of our offer letter with Trent A. Ward, our Chief Executive Officer (principal executive officer), Caleb Morgret, our Chief Financial Officer (principal financial officer and principal accounting officer), our executives, and Benjamin Bartlett, our Chief Operating Officer and President. The offer letters provide for at-will employment and set forth the individual’s base salary and eligibility for employee benefits.

Employment Letter Agreement with Trent A. Ward

On June 30, 2021, we entered into an employment letter agreement with Mr. Ward to memorialize the terms of his continued employment with us. On October 27, 2022, we entered into a new offer letter with Mr. Ward which replaced and superseded his initial offer letter. The new offer letter provides for an annual base salary of $240,000 for the remainder of the 2022 calendar year and, effective January 1, 2023, an annual base salary of $300,000. The new offer letter also provides that, beginning with the 2024 calendar year, Mr. Ward will have an annual bonus target of 75% of base salary. Lastly, the new offer letter provides that Mr. Ward is eligible to receive severance benefits under our Executive Severance Plan, as described in more detail under “- Potential Payments upon Termination or Change in Control.” Effective January 1, 2025, Mr. Ward's annual base salary increased to $375,000. Effective June 14, 2025, Mr. Ward's annual base salary increased to $450,000.

Proprietary Information and Inventions Assignment Agreement and Agreement to Arbitrate

Mr. Ward, who is based in Texas, has executed our standard Proprietary Information and Inventions Assignment Agreement for employees based in Texas, which contains customary restrictions on the disclosure of confidential information and provisions regarding the assignment of intellectual property. Mr. Ward also executed our standard Agreement to Arbitrate for employees based in California, which provides that all employment-related disputes will be subject to arbitration.

Mr. Ward is not subject to restrictions on competition under his respective agreements.

Employment Letter Agreement with Caleb Morgret

On October 28, 2025, we entered into an employment letter agreement with Mr. Morgret to memorialize the terms of his employment with us. The employment letter agreement provides for a starting annual base salary of $300,000. The employment letter agreement also provides that, beginning with the 2026 calendar year, Mr. Morgret will have an annual bonus target of 50% of base salary. Lastly, the employment letter agreement provides that Mr. Morgret is eligible to receive severance benefits under our Executive Severance Plan, as described in more detail under “- Potential Payments upon Termination or Change in Control.”

Employment Letter Agreement with Benjamin Bartlett

On June 14, 2025, we entered into an employment letter agreement with Mr. Bartlett to memorialize the terms of his employment with us. The employment letter agreement provides for a starting annual base salary of $350,000. The employment letter agreement also provides that, beginning with the 2026 calendar year, Mr. Bartlett will have an annual bonus target of 50% of base salary. Lastly, the employment letter agreement provides that Mr. Bartlett is eligible to receive severance benefits under our Executive Severance Plan, as described in more detail under “- Potential Payments upon Termination or Change in Control.”

Outstanding Equity Awards at 2025 Year End

The following table presents information regarding outstanding equity awards held by Mr. Ward, our named executive officer, as of December 31, 2025. Mr. Bartlett and Mr. Madigan are not included in the table below since they did not hold any outstanding equity awards as of December 31, 2025. All of the option awards were granted under the 2020 Plan and the 2023 Plan. The terms of the 2020 Plan and 2023 Plan are described below under “Equity Incentive Plans.” All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant.

				Number of	Number of
				Securities	Securities
				Underlying	Underlying
				Unexercised	Unexercised	Option
			Vesting	Options	Options	Exercise	Option
			Commencement	Exercisable	Unexercisable	Price	Expiration
Name	Grant Date		Date	(#)	(#)	($)	Date

Trent A. Ward
Chief Executive Officer	1/31/2023	(1)	1/31/2023	1	-	$205,140.00	1/30/2033

	12/20/2023	(2)	12/20/2023	1	-	$368,800.00	12/19/2033

(1)	This option is subject to vesting over a 3 year period, with 33.33% vesting on January 31, 2023, 33.33% vesting on January 1, 2024, and 33.34% vesting on March 31, 2025.

(2)	This option is subject to vesting over a 12-month period.

Potential Payments upon Termination or Change in Control

Executive Severance Plan

In October 2022, we adopted an Executive Severance Plan (the “Executive Severance Plan”) applicable to our Chief Executive Officer and certain other key employees that became effective upon the completion of our initial public offering. Under the Executive Severance Plan, if a participant’s employment is terminated (i) by the participant with “good reason” (as defined in the Executive Severance Plan), (ii) by us without “cause” (as defined in the Executive Severance Plan) or (iii) due to the named executive officer’s death or the named executive officer becoming “disabled”

(as defined in the Executive Severance Plan”), and provided the named executive officer (or his or her estate or representative, as applicable) signs and does not revoke our standard release of claims and complies with all applicable restrictive covenants and contractual obligations, the participant will be entitled to receive:

•
salary continuation payments for 18 months (for our Chief Executive Officer) or 12 months (for participants other than our Chief Executive Officer) (such period, the “Severance Period”) following the participant’s termination of employment; and
•
subsidized continued health insurance coverage under the Consolidated Budget Reconciliation Act of 1985, as amended (“COBRA”), for the participant and his or her eligible dependents during the Severance Period.

If any participant’s employment is terminated (i)(A) by the participant with good reason, (B) by us without cause or (C) due to the participant’s death or the participant becoming disabled, and (ii) such termination occurs within 12 months after a “change in control” (as defined in the Executive Severance Plan), and provided the participant (or his or her estate or representative, as applicable) signs and does not revoke our standard release of claims and complies with all applicable restrictive covenants and contractual obligations, the participant will be entitled to receive:

•
continued payments of an amount equal to the sum of (A) the participant’s then current base salary plus (B) the participant’s then current target annual bonus, in equal installments during the Severance Period;
•
full vesting acceleration with respect to all outstanding equity compensation awards, with post-termination exercisability as specified in the applicable equity award agreement; and
•
subsidized continued health insurance coverage under COBRA for the participant and his or her eligible dependents during the Severance Period.

In addition, in the event any of the payments or benefits provided for under the Executive Severance Plan or otherwise payable to a participant would constitute a “parachute payment” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the participant would be entitled to receive either full payment of such payments and benefits or such lesser amount which would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the participant.

The Executive Severance Plan supersedes all prior or contemporaneous agreements or understandings, written or oral, relating to the participants’ entitlement to receive severance pay or benefits from the Company (including, without limitation, the participants’ offer letters). Accordingly, none of the participants is eligible to receive severance payments or benefits under any other plan or agreement with us.

Current and Potential Equity Grants

We granted options to purchase shares of our common stock under the 2023 Plan to certain of our executive officers and other employees and to non-employee directors. Such option grants were approved and granted immediately prior to the completion of our initial public offering. The grant of options was, and any future grant of RSUs that may be made to directors and executive officers would be, subject to approval by the compensation committee or, in the case of director equity grants, issued pursuant to our non-employee director compensation policy approved by the compensation committee and our board of directors. However, we have not made any final determinations as to any future RSU awards or the timing thereof, and there can be no assurance that we will grant any RSU awards in the future, if at all, or as to the number of shares which may be subject to any such future equity awards.

Equity Incentive Plans

2020 Equity Incentive Plan

The following is a description of the material terms of our 2020 Equity Incentive Plan (the “2020 Plan”). The summary below does not contain a complete description of all provisions of the 2020 Plan and is qualified in its entirety by reference to the 2020 Plan, a copy of which is included as an exhibit to the Company's Registration Statement on Form S-1, filed with the SEC on January 11, 2024.

General. The 2020 Plan was adopted by our board of directors on December 15, 2020 and subsequently approved by our stockholders.

As of December 31, 2025, options to purchase a total of 1 shares of our common stock were outstanding under the 2020 Plan. The weighted-average exercise price of the options outstanding under the 2020 Plan is $920,000.00 per share.

Following the completion of our initial public offering, no additional awards and no additional shares of our common stock will remain available for future issuance under the 2020 Plan. However, the 2020 Plan will continue to govern the terms and conditions of the outstanding awards previously granted thereunder. Shares originally reserved for issuance under the 2020 Plan, but which are not subject to outstanding options on the effective date of the 2023 Plan (as defined below), and shares subject to outstanding options under the 2020 Plan on the effective date of the 2023 Plan that are subsequently forfeited or terminated for any reason before being exercised or becoming vested, not issued because an option is settled in cash, or withheld or reacquired to satisfy the applicable exercise, or a tax withholding obligation will again become available for issuance under our 2023 Plan.

The 2020 Plan provides for the grant of incentive stock options, or ISOs, to employees and the grant of nonstatutory stock options, NSOs, to employees, non-employee directors, advisors, and consultants. The 2020 Plan also provides for the grant of restricted stock awards, restricted stock unit awards, and stock appreciation rights to employees, non-employee directors, advisors and consultants. While we have granted ISOs and NSOs, we have not granted any restricted stock awards, restricted stock unit awards, or stock appreciation rights.

Administration. The 2020 Plan has been administered by our board of directors, and may be amended, suspended, or terminated by our board of directors. To the extent required by applicable law or deemed necessary or advisable by our board of directors, any amendment to the 2020 Plan is subject to stockholder approval.

Authorized Shares. We previously reserved 6 shares of our common stock for issuance under the 2020 Plan. In the event of a stock split, reverse stock split, stock dividend, recapitalization, subdivision, combination, reclassification of the shares, or other change in our capital structure affecting shares without consideration, the administrator of the 2020 Plan will proportionately adjust (i) the number and class of shares (or other securities) that thereafter may be made the subject of awards, (ii) the number, and class of shares (or other securities or property) subject to any outstanding awards, and/or (iii) the purchase or exercise price of any outstanding awards, in each case to the extent necessary to prevent diminution or enlargement of the level of incentives intended by the 2020 Plan and the then-outstanding awards.

Stock Options. The administrator of the 2020 Plan determines the exercise price for each stock option, provided that the exercise price of an option must equal at least 100% of the fair market value of our common stock subject to the option on the date of grant and the term of an option may not exceed ten years, provided further, that no ISO may be granted to any stockholder holding more than 10% of our voting shares unless the option exercise price is at least 110% of the fair market value of the common stock subject to the option on the date of grant, and the term of the ISO does not exceed five years from the date of grant. No option may be transferred by the option holder other than by will, or by the laws of descent or distribution and, in case of NSOs, to a trust or by gift to a “family member” as that term is defined in Rule 701 of the Securities Act. Each option may be exercised during the option holder’s lifetime solely by the option holder or his or her legal representative. Options granted under the 2020 Plan are early exercisable and generally vest over a 48-month period, with 25% vesting on the first anniversary of the vesting commencement date and the remaining portion vesting in 36 equal monthly installments thereafter. Unless otherwise provided in an applicable award agreement, upon the termination of an option holder’s service as an employee, non-employee director, or consultant due to death or disability (or death within three months after a termination other than for cause)

or for any reason other than for cause, such option holder may exercise his or her vested options no later than seven years after the date service terminates. If the option holder’s service is terminated for cause, the shares that are vested under the option will be exercisable only on the option holder’s termination date unless otherwise determined by the administrator. Notwithstanding the foregoing, no option may be exercised after the expiration of its term.

Corporate Transactions. The 2020 Plan provides that, in the event of a merger, consolidation, sale of more than 50% of our voting stock to a third party, or sale of all substantially all of our assets (each, a “Change in Control Event”), the outstanding options will be subject to the agreement evidencing the Change in Control Event which may provide for continuation, assumption, substitution, acceleration, settlement in cash, cash equivalents, or securities of the successor entity, or termination without any consideration of such outstanding options.

2023 Stock Incentive Plan

On January 24, 2023, our board of directors approved and adopted, subject to stockholder approval, the Interactive Strength Inc. 2023 Stock Incentive Plan (the “2023 Plan”), and our stockholders approved the 2023 Plan on January 26, 2023. The 2023 Plan became effective upon the completion of our initial public offering. Once the 2023 Plan became effective, no further grants were made under our 2020 Plan. This summary is not a complete description of all provisions of the 2023 Plan and is qualified in its entirety by reference to the 2023 Plan, which is filed as an exhibit to the Company's Registration Statement on Form S-1, filed with the SEC on January 11, 2024.

Stock Awards. The 2023 Plan provides for incentive stock options, or ISOs, non-qualified stock options, or NSOs, restricted share awards, stock unit awards, stock appreciation rights, other stock-based awards, performance-based stock awards, (collectively, “stock awards”) and cash-based awards (stock awards and cash-based awards are collectively referred to as “awards”). ISOs may be granted only to our employees, including officers, and the employees of our parent or subsidiaries. All other awards may be granted to our employees, officers, our non-employee directors, and consultants and the employees and consultants of our subsidiaries and affiliates.

Share Reserve. The aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2023 Plan will be 4 shares (as adjusted for stock splits, stock dividends, combinations, and the like), plus (x) any shares underlying outstanding awards under the 2020 Plan that are subsequently forfeited or terminated for any reason before being exercised or becoming vested, not issued because an award is settled in cash, or withheld or reacquired to satisfy the applicable exercise, or purchase price, or a tax withholding obligation, plus (y) the number of shares which, but for the termination of the 2020 Plan immediately prior to the completion of our initial public offering, were reserved under the 2020 Plan but not at such time issued or subject to outstanding awards under the 2020 Plan, plus (z) an annual increase on the first day of each calendar year, for a period of not more than ten years, beginning on January 1, 2024 and ending on (and including) January 1, 2032, in an amount equal to the lesser of (i) 5% of our outstanding shares on the last day of the immediately preceding calendar year or (ii) such lesser amount (including zero) that the compensation committee (as defined below) determines for purposes of the annual increase for that calendar year.

If restricted shares or shares issued upon the exercise of options are forfeited, then such shares will again become available for awards under the 2023 Plan. If stock units, options, or stock appreciation rights are forfeited or terminate for any reason before being exercised or settled, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares will again become available for awards under the 2023 Plan. Any shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any award of options or stock appreciation rights will again become available for awards under the 2023 Plan. If stock units or stock appreciation rights are settled, then only the number of shares (if any) actually issued in settlement of such stock units or stock appreciation rights will reduce the number of shares available under the 2023 Plan, and the balance (including any shares withheld to cover taxes) will again become available for awards under the 2023 Plan.

Shares issued under the 2023 Plan are, and will be, authorized but unissued shares, treasury shares, or previously issued shares. As of December 31, 2023, we have granted awards and issued 6 shares of common stock, in each case under the 2023 Plan.

Incentive Stock Option Limit. The maximum number of shares that may be issued upon the exercise of ISOs under the 2023 Plan is equal to five (5) times the number of shares specified in subpart (w) of the 2023 Plan’s share reserve formula as described above under the heading “Share Reserve”, plus, to the extent allowable under Section 422 of the Code, any shares of common stock that become available for issuance under the 2023 Plan on account of (i) an award being forfeited before all underlying shares have been issued or settled, or (ii) a portion of the shares underlying an award being withheld to satisfy the exercise price or tax withholding of such award.

Grants to Outside Directors. The sum of (i) the grant date fair value for financial reporting purposes of any awards granted during any calendar year under the 2023 Plan to an outside director as compensation for services as an outside director and (ii) any cash fees paid by us to such outside director during such calendar year for service on our board of directors, may not exceed five hundred thousand dollars ($500,000), or, in the calendar year in which the outside director is first appointed or elect to our board of directors, seven hundred and fifty thousand dollars ($750,000).

Administration. The 2023 Plan is administered by the compensation committee appointed by our board of directors, or the compensation committee, or by the board of directors acting as the compensation committee. Subject to the limitations set forth in the 2023 Plan, the compensation committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The compensation committee also has the authority to determine the consideration and methodology of payment for awards. To the extent permitted by applicable law, the board of directors or compensation committee may also authorize one or more of our officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons subject to a maximum total number of awards.

Repricing; Cancellation and Re-Grant of Stock Awards. The compensation committee has the authority to modify outstanding awards under the 2023 Plan. Subject to the terms of the 2023 Plan, the compensation committee has the authority to cancel any outstanding stock award in exchange for new stock awards, including awards having the same or a different exercise price cash, or other consideration, without stockholder approval but with the consent of any adversely affected participant.

Stock Options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under the 2023 Plan, ISOs and NSOs are granted pursuant to stock option agreements adopted by the compensation committee. The compensation committee determines the exercise price for a stock option, within the terms and conditions of the 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2023 Plan vest at the rate specified by the compensation committee.

Stock options granted under the 2023 Plan generally must be exercised by the optionee before the earlier of the expiration of such option or the expiration of a specified period following the optionee’s termination of employment.

The compensation committee determines the term of the stock options up to a maximum of ten years. Each stock option agreement will also set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) future services or services rendered to the company or its affiliates prior to the award, (3) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (4) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (5) by a “net exercise” arrangement, (6) by delivering a full-recourse promissory note, or (7) by any other form that is consistent with applicable laws, regulations, and rules.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least one 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Share Awards. The terms of any awards of restricted shares under the 2023 Plan will be set forth in a restricted share agreement to be entered into between us and the recipient. The compensation committee will determine the terms and conditions of such restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Restricted shares may be issued for such consideration as the compensation committee may determine, including cash, cash equivalents, full recourse promissory notes, past services and future services. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares, provided that dividends and other distributions will not be paid in respect of unvested shares unless otherwise determined by the compensation committee and, in such case, only once such unvested shares vest.

Stock Unit Awards. Stock unit awards give recipients the right to acquire a specified number of shares of stock (or cash amount) at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the compensation committee and as set forth in a stock unit award agreement. A stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the compensation committee. Recipients of stock unit awards generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the compensation committee’s discretion and as set forth in the stock unit award agreement, stock units may provide for the right to dividend equivalents. Dividend equivalents may not be distributed prior to settlement of the stock unit to which the dividend equivalents pertain and the value of any dividend equivalents payable or distributable with respect to any unvested stock units that do not vest will be forfeited.

Stock Appreciation Rights. Stock appreciation rights generally provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The compensation committee determines the exercise price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the compensation committee. The compensation committee determines the term of stock appreciation rights granted under the 2023 Plan, up to a maximum of ten years. Upon the exercise of a stock appreciation right, we will pay the participant an amount in stock, cash, or a combination of stock and cash as determined by the compensation committee, equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised.

Other Stock Awards. The compensation committee may grant other awards based in whole or in part by reference to our common stock. The compensation committee will set the number of shares under the stock award and all other terms and conditions of such awards.

Cash-Based Awards. A cash-based award is denominated in cash. The compensation committee may grant cash-based awards in such number and upon such terms as it will determine. Payment, if any, will be made in accordance with the terms of the award, and may be made in cash or in shares of common stock, as determined by the compensation committee.

Performance-Based Awards. The number of shares or other benefits granted, issued, retainable and/or vested under a stock or stock unit award may be made subject to the attainment of performance goals. The compensation committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.

Changes to Capital Structure. In the event of a recapitalization, stock split, or similar capital transaction, the compensation committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2023 Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or stock appreciation right.

Transactions. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement or merger or reorganization. Subject to compliance with applicable tax laws, such agreement may provide, without limitation, for (1) the continuation of the outstanding awards by us, if we are a surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) the immediate vesting, exercisability, and settlement of the outstanding awards followed by their cancellation, (4) cancellation of the award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the compensation committee, in its sole discretion, may consider appropriate, or (5) the settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards, provided that any such amount may be delayed to the same extent that payment of consideration to the holders of shares in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies.

Change of Control. The compensation committee may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to acceleration of vesting and exercisability in the event of a change of control.

Transferability. Unless the compensation committee provides otherwise, no award granted under the 2023 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), except by will, the laws of descent and distribution, or pursuant to a domestic relations order, provided that all ISOs may only be transferred or assigned only to the extent consistent with Section 422 of the Code.

Amendment and Termination. Our board of directors has the authority to amend, suspend, or terminate the 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent.

No ISOs may be granted more than ten years after years after the later of (i) the approval of the 2023 Plan by the board of directors (or if earlier, the stockholders) and (ii) the approval by the board of directors (or if earlier, the stockholders) of any amendment to the 2023 Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

Recoupment. To the extent permitted by applicable law, the compensation committee will have the authority to require that, in the event that we are required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, such executive officer will reimburse or forfeit to us the amount of any bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during a fixed period, as determined by the compensation committee, preceding the year the restatement is determined to be required.

That executive officer will forfeit or reimburse to us any bonus or incentive compensation to the extent that such bonus or incentive compensation exceeds what the officer would have received in that period based on an applicable restated performance measure or target. We will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act.

2023 Employee Stock Purchase Plan

On January 24, 2023, our board of directors approved and adopted, subject to stockholder approval, the Interactive Strength Inc. 2023 Employee Stock Purchase Plan (the “ESPP”), and our stockholders approved the ESPP on January 26, 2023. The ESPP became effective upon the completion of our initial public offering. This summary is not a complete description of all provisions of the ESPP and is qualified in its entirety by reference to the ESPP, which is filed as an exhibit to the Company's Registration Statement on Form S-1, filed with the SEC on January 11, 2024.

General. The ESPP is intended to qualify as an “employee stock purchase plan” under Code Section 423, except as explained below under the heading “International Participation.” During regularly scheduled “offerings” under the ESPP, participants will be able to request payroll deductions and then expend the accumulated deduction to purchase a number of shares of our common stock at a discount and in an amount determined in accordance with the ESPP’s terms.

Shares Available for Issuance. The ESPP has an immaterial number of authorized but unissued shares of our common stock (as adjusted for stock splits, stock dividends, combinations, and the like) reserved for issuance upon becoming effective, plus an additional number of shares of our common stock to be reserved annually on the first day of each calendar year for a period of not more than ten years, beginning on January 1, 2024, in an amount equal to the least of (i) 1% of the outstanding shares of our common stock on such date, (ii) 1 shares (as adjusted for stock splits, stock dividends, combinations, and the like), or (iii) a lesser amount (including zero) that the compensation committee determines for purposes of the annual increase for that calendar year.

Administration. The ESPP is administered by the compensation committee, or by our board of directors acting as the compensation committee. The compensation committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

Eligibility. Each full-time and part-time employee, including officers, employee directors, and employees of participating subsidiaries, who is employed by us on the day preceding the start of any offering period will be eligible to participate in the ESPP. The ESPP requires that an employee customarily work more than twenty (20) hours per week and more than five months per calendar year in order to be eligible to participate in the ESPP. The ESPP permits an eligible employee to purchase our common stock through payroll deductions, which may not be less than 1% nor more than 15% of the employee’s compensation, or such lower limit as may be determined by the compensation committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock (including stock such employee may purchase under this plan or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our common stock. Unless provided otherwise by the compensation committee prior to the commencement of an offering, in no event will a participant be eligible to purchase during any offering period that number of whole shares of our common stock determined by dividing $25,000 by the fair market value of a share of our common stock on the first date of such offering period (subject to any adjustment pursuant to the terms of the ESPP). In addition, under applicable tax rules, no employee is permitted to accrue, under the ESPP and all of our or our subsidiaries’ similar purchase plans, a right to purchase stock having a fair market value in excess of twenty-five thousand dollars ($25,000) (determined at the time the right is granted) for each calendar year. Employees will be able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in the ESPP will end automatically on termination of employment.

Offering Periods and Purchase Price. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, the compensation committee may specify offerings with a duration of not more than 27 months and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions will accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions will be used to purchase our common stock for employees participating in the offering.

The purchase price will be specified pursuant to the offering, but cannot, under the terms of the ESPP, be less than 85% of the fair market value per share of our common stock on either the offering date or on the purchase date, whichever is less. The fair market value of our common stock for this purpose will generally be the closing price on the Nasdaq Stock Market (or such other exchange as our common stock may be traded at the relevant time) for the date in question, or if such date is not a trading day, for the last trading day before the date in question.

Reset Feature. The compensation committee may specify that, if the fair market value of a share of our common stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employee in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (1) the number of shares reserved under the ESPP, (2) the individual and aggregate participant share limitations described in the plan and (3) the price of shares that any participant has elected to purchase.

International Participation. To provide us with greater flexibility in structuring our equity compensation programs for our non-U.S. employees, the ESPP also permits us to grant employees of our non-U.S. subsidiary entities rights to purchase shares of our common stock pursuant to other offering rules or sub-plans adopted by the compensation committee in order to achieve tax, securities law or other compliance objectives. While the ESPP is intended to be a qualified “employee stock purchase plan” within the meaning of Code Section 423, any such international sub-plans or offerings are not required to satisfy those U.S. tax code requirements and therefore may have terms that differ from the ESPP terms applicable in the U.S. However, the international sub-plans or offerings are subject to the ESPP terms limiting the overall shares available for issuance, the maximum payroll deduction rate, maximum purchase price discount and maximum offering period length.

Corporate Reorganization. Immediately before a corporate reorganization, the offering period and purchase period then in progress will terminate and either our common stock will be purchased with the accumulated payroll deductions or the accumulated payroll deductions will be refunded without occurrence of any common stock purchase, unless the surviving corporation (or its parent corporation) assumes the ESPP under the plan of merger or consolidation.

Amendment and Termination. Our board of directors and the compensation committee each have the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation, including Section 423 of the Code.

PAY VERSUS PERFORMANCE

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, along with the financial information required for each fiscal year:

Year	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($) (2)(4)	Average compensation actually paid to non-CEO NEOs(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return($)(5)	Net Income (in millions) ($)	Company-Selected Measure: Adjusted EBITDA ($ in millions)(6)
2025	415,625	415,625	60,227	60,227	0.00	(23,698)	(9,625)
2024	300,000	300,000	250,000	250,000	0.01	(34,934)	(10,589)
2023	20,050,877	295,000	857,488	235,675	13.03	(51,373)	(16,999)

(1)
For each year shown the PEO was Trent A. Ward.
(2)
Amounts in this column represent the “Total Compensation” column set forth in the Summary Compensation Table (“SCT”) on page 19. See the footnotes to the SCT for further detail regarding the amounts in these columns.
(3)
The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding certain amounts from the “Total” column of the SCT:

Executives	SCT total ($)	Deduct grant date fair value of stock awards & option awards ($)	Add year-end fair value of unvested equity granted	Add year-over- year change in fair value of outstanding and unvested equity granted in prior	Add fair value as of vesting date of equity awards granted and vested	Add year- over-year change in fair value of equity awards granted in prior years that vested	Deduct fair value at the end of the prior year of equity awards that failed to meet vesting

Year				in the year ($)	years ($)	in the year ($)	in the year ($)	conditions in the year ($)
2025	PEO	415,625	—	—	—	—	—	—
	Non-PEO NEO's (average)		—	—	—	—	—	—
2024	PEO	300,000	—	—	—	—	—	—
	Non-PEO NEOs (average)	250,000	—	—	—	—	—	—
2023	PEO	20,050,877	(19,755,877)	8,068,312	—	11,687,565	—	—
	Non-PEO NEOs (average)	857,488	(621,813)	430,563	—	191,250	—	—

(4)
Non-CEO NEOs reflect the compensation of (i) Caleb Morgret, our non-CEO NEO for 2025, and (ii) Michael J. Madigan, our non-CEO NEO for 2024 and 2023.
(5)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on the date of our initial public offering in May 2023.
(6)
Our company-selected measure is adjusted EBITDA. We calculate Adjusted EBITDA as net (loss) income adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; impairment expense; reorganization, severance, exit, disposal and other costs associated with restructuring plans; vendor settlements; transaction related expenses; IPO related expenses; and other adjustment items that arise outside the ordinary course of our business.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, during our last two fiscal years or currently proposed, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or beneficial holders of more than 5% of any class of our voting securities had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Management - Director Compensation” and “Executive Compensation.”

Offer Letter

We have entered into an offer letter with our Chief Executive Officer, Trent A. Ward. Mr. Ward is also a director, and our Chief Financial Officer, Caleb Morgret. See “Executive Compensation - Narrative to Summary Compensation Table - Offer Letter with Named Executive Officers.”

Other Agreements with Related Parties

CLMBR Acquisition

The Company assumed secured promissory notes in connection with the acquisition of CLMBR, Inc. in February 2024 of approximately $0.5 million with a related party. The secured promissory notes were converted to Series A Preferred Stock in February 2024.

Promissory Notes

In April and May 2024. the Company issued promissory notes of approximately $0.4 million with a related party. In May 2024, the Company converted $0.2 million into Series A Preferred Stock. In June 2024, the Company repaid the $0.2 million in promissory notes to a related party.

In August 2024, the Company borrowed $0.2 million from a related party.

On March 5, 2025, the Company entered into an agreement to settle outstanding liabilities with its former legal counsel by issuing to them an unsecured promissory note in the principal amount of $3.9 million which had a maturity date of October 15, 2025 and accrued interest at a rate of 12% per annum. The note was not repaid on its scheduled maturity date. Total interest expense of $0.4 million was recorded in the consolidated statement of operations through November 7, 2025 and the total outstanding principal balance including accrued interest as of that date was $4.3 million.

On November 7, 2025, the Company's former legal counsel sold 50% of this note, including accrued interest, to Woodway, an unrelated party. On December 29, 2025, the Company's former legal counsel sold the remaining 50% of this note in the amount of $2.2 million, including accrued interest, to two related parties of the Company, and this amount was outstanding as of December 31, 2025.

January 2025 Exchange Notes

On January 29, 2025, our former principal stockholder assigned the outstanding notes in the principal amount of $5.3 million as of December 31, 2024 to an accredited investor. On February 4, 2025, the Company and the accredited investor entered into an exchange agreement pursuant to which the Company issued five new secured convertible promissory notes, in the aggregate principal amount of $5.4 million.

Indemnification Agreements

We have also entered into customary indemnification agreements with our directors, executive officers, and certain other employees under which we have agreed to indemnify each such person and hold them harmless against expenses, judgments, penalties, fines and amounts payable under settlement agreements in connection with any threatened, pending or completed action, suit or proceeding to which they have been made a party or in which they became involved by reason of the fact that they are, or were, our director or officer or employee. Except with respect to expenses to be reimbursed by us in the event that the indemnified person has been successful on the merits or otherwise in defense of the action, suit or proceeding, our obligations under the indemnification agreements are subject to certain customary restrictions and exceptions. The indemnification agreements are governed under Delaware law.

Policies and Procedures for Related Party Transactions

Our board of directors approved a policy, effective immediately prior to the completion of our initial public offering, that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons (collectively, “related persons”) are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. Any request for us to enter into a transaction with any related person in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years (to extent we are deemed a smaller reporting company), and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:

•
the risks, costs, and benefits to us;
•
the extent of the related person’s interest in the transaction;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

We did not have a formal review and approval policy for related party transactions at the time of any of the transactions described above. However, all of the transactions described above were entered into after presentation, consideration and approval by our board of directors.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that our Stockholders ratify this appointment. Deloitte has served as our independent registered public accounting firm since September 27, 2022.

We expect that representatives of Deloitte will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of Deloitte as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2026. In deciding to appoint Deloitte, the Audit Committee has reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026. Set forth below are approximate fees for services rendered by Deloitte, our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and December 31, 2024.

	Year ended December 31,
(in thousands)	2025	2024
Audit Fees	$2,221,529	$1,442,000
Other Audit-Related Fees	46,043	231,000
Total Fees	$2,267,572	$1,673,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s annual report on Form 10-K and in the Company’s quarterly reports on Form 10-Q, the audit of significant one time transactions, comfort letters or other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2025 and 2024 were approximately $2.2 and $1.4 million, respectively.

Other Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements in connection with the Company's acquisition and other registration statements and are not reported under “Audit Fees” for the fiscal years ending December 31, 2025 and 2024 were approximately $0.2 million.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2025 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●

received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with Deloitte matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended that the consolidated financial statements audited by Deloitte for the fiscal year ended December 31, 2025 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL THREE:

APPROVAL OF THE WATTBIKE ISSUANCE PROPOSAL

The discussion of the potential issuance of Series E Preferred Stock and Earn-Out Shares pursuant to the Wattbike Purchase Agreement as set forth in this proxy statement is qualified in its entirety by reference to the form of the Wattbike Purchase Agreement. A copy of the form of the Wattbike Purchase Agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025, and is hereby incorporated by reference into this proxy statement. We encourage you to read the form of the Wattbike Purchase Agreement carefully and in its entirety.

General

We are asking stockholders to approve the potential issuance of shares of our common stock upon the conversion of Series E Preferred Stock and the potential issuance of Earn-Out Shares, pursuant to the Wattbike Purchase Agreement, discussed below, in accordance with Nasdaq Listing Rule 5635(a) and (d), as described in more detail below.

Wattbike Acquisition

As previously disclosed in the Company’s Current Report on Form 8-K filed on April 11, 2025, on April 8, 2025, the Company entered into an Agreement for the Sale and Purchase of the Entire Issued Share Capital and Loan Notes of Wattbike (Holdings) Limited (“Wattbike”) (the “Wattbike Purchase Agreement”) with the shareholders of Wattbike identified on Schedule 1 to the Wattbike Purchase Agreement (the “Shareholders”) and holders of certain promissory notes (the “Notes’) issued by Wattbike (the “Noteholders,” and together with the Shareholders, the “Sellers”) to acquire the entire issued share capital and Notes of Wattbike (the “Transaction”).

On July 1, 2025 (the “Closing Date”), the parties consummated the Transaction. Pursuant to the terms of the Purchase Agreement, on the Closing Date, the Company acquired all of the issued and outstanding shares of Wattbike held by the Shareholders in exchange for £1.00. In addition, the Company acquired the Notes in exchange for paying the Noteholders 1,300,000 shares of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share (“Series E Preferred Stock”). The Noteholders may received additional consideration subject to the satisfaction of applicable milestones as follows:

(i) If the revenues of Wattbike for the period from October 1, 2025 to September 30, 2026 (“FY26”) (“FY26 Revenues”) exceed £17,500,000, the additional consideration for FY26 shall be an amount equal to 50% of the amount by which FY26 revenues exceeded £17,500,000, subject to a cap of £1,500,000. If FY26 Revenues did not exceed £17,500,000, there shall be no additional consideration paid for FY26.

(ii) If the revenues of Wattbike for the period from October 1, 2026 to September 30, 2027 (“FY27”) (“FY27 Revenues”) exceed £20,000,000, the additional consideration for FY27 shall be an amount equal to 50% of the amount by which FY26 revenues exceeded £20,000,000, subject to a cap of £1,500,000. If FY27 Revenues did not exceed £20,000,000, there shall be no additional consideration paid for FY27.

The board of directors of the Company and the Shareholders have approved the Wattbike Purchase Agreement and the transactions contemplated therein.

On July 1, 2025, the Company issued 1.3 million designated shares of Series E Preferred Stock in connection with the closing of the acquisition of Wattbike. The Series E Preferred Stock shall convert into common stock by dividing the Original Issue Price by the conversion price which is equal to the greater of (i) 20 Day VWAP of common stock immediately preceding and including the Mandatory Conversion Date of June 15, 2026 and (ii) the minimum price (as defined in Nasdaq Stock Market Listing Rule 5635(d)) as of the close of trading on June 12, 2026.

In addition, in the event the conditions for the Additional Consideration are met, the Noteholders shall be entitled to an additional number of Earn-Out Shares calculated based on the common stock price on the Additional Consideration payment dates of December 31, 2026 for FY 26 and December 31, 2027 for FY27.

Under the terms of the Certificate of Designations of Series E Preferred Stock, included as Appendix A to this Proxy Statement, without the consent of a majority of the then outstanding shares of Common Stock (excluding, for the avoidance of doubt, any shares of Common Stock issued or issuable upon conversion of the Series E Preferred Stock and any shares of Common Stock issued in a transaction related to the issuance of Series E Preferred Stock that is the subject of such conversion), a holder will not be entitled to convert any number of shares of Series E Preferred Stock into shares of Common Stock, if (A) (i) such shares of Series E Preferred Stock were issued in connection with the Corporation’s acquisition of the stock or assets of another company (an “Acquisition”), and (ii) such conversion would result in the total number of shares of Common Stock issued in connection with such Acquisition (including any shares of Common Stock previously issued in connection with the Acquisition, whether in connection with a prior conversion of shares of Series E Preferred Stock or otherwise) exceeding 19.99% of the number of shares of Common Stock outstanding, or 19.99% of the voting power outstanding, before the execution of the definitive agreement with respect to such Acquisition; (B) the number of shares of Common Stock issued or to be issued is or will result in a change of control of the Corporation under the Nasdaq listing requirements; or (C) such conversion would otherwise require shareholder approval under the Nasdaq listing requirements, including Nasdaq listing rule 5635.

In addition, the Series E Preferred Stock may not be converted by the holder and the Earn-Out Shares may not be issued by the Company at all until or unless our stockholders have approved the issuance of shares of common stock upon the conversion of the Series E Preferred Stock and the potential issuance of Earn-Out Shares, in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering, which we are seeking pursuant to the Wattbike Issuance Proposal at the Annual Meeting.

Stockholder Approval

As described above, pursuant to the Wattbike Purchase Agreement, we agreed to hold a special meeting of stockholders at the earliest practical date for the purpose of obtaining the Stockholder Approval (as described above) with the recommendation of our Board of Directors being that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. As discussed above, one of the purposes of the Annual Meeting is to satisfy the above requirement of the Wattbike Purchase Agreement.

A vote in favor of the Wattbike Issuance Proposal is a vote “for” approval of the issuance of shares of common stock upon the conversion of the Series E Preferred Stock and the potential issuance of Earn-Out Shares pursuant to the Wattbike Purchase Agreement. The issuance of shares of common stock upon the conversion of the Series E Preferred Stock and the potential issuance of the Earn-Out Shares, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of July 29, 2025.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to issuance of securities in connection with the acquisition of the stock or assets of another company (i) if, other than a public officer for cash, the number of shares of common stock or securities of the listed company to be issued is or will be equal to or in excess of (x) 20% of the number of shares of common stock of the listed company outstanding before the issuance of the stock or securities or (y) 20% or more of the voting power of the listed company outstanding before the issuance, or (ii) if an officer, director or substantial shareholder has a greater than 5% interest in such assets or company to be acquired or in the consideration to be paid (or such persons collectively have a 10% or greater interest) and the present or potential issuance of common stock of the listed company, or securities convertible into or exercisable for common stock of the listed company, could result in an increase in outstanding common shares of the listed company or voting power of the listed company by 5% or more.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

At our 2025 Annual Meeting of Shareholders, a substantially similar proposal was presented to our stockholders and did not receive the requisite approval, receiving approximately 43.0% of votes cast in favor. The Board continues to believe the Wattbike Issuance Proposal is in the best interests of shareholders and recommends a vote FOR this proposal.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon issuance of Earn-Out Shares and conversion of Series E Preferred Stock will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the Wattbike Issuance. This means also that our current stockholders will own a smaller interest in us as a result of the Wattbike Issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The Wattbike Issuance could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Vote Required

The affirmative vote of a majority of the votes cast on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE WATTBIKE ISSUANCE PROPOSAL.

PROPOSAL FOUR:

APPROVAL OF THE ERGATTA ISSUANCE PROPOSAL

The discussion of the potential issuance of Common Stock underlying Series D Preferred Stock pursuant to the Ergatta Merger Agreement as set forth in this proxy statement is qualified in its entirety by reference to the form of the Ergatta Merger Agreement. A copy of the form of the Ergatta Merger Agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 23, 2026, and is hereby incorporated by reference into this proxy statement. We encourage you to read the form of the Ergatta Merger Agreement carefully and in its entirety.

General

We are asking stockholders to approve the potential issuance of shares of our common stock upon the conversion of Series D Preferred Stock, pursuant to the Ergatta Merger Agreement, discussed below, in accordance with Nasdaq Listing Rule 5635(a) and (d), as described in more detail below.

Ergatta Merger

As previously disclosed in the Company’s Current Report on Form 8-K filed on February 23, 2026, on February 18, 2026, the Company entered into an Agreement and Plan of Merger (the “Ergatta Merger Agreement”) with Ergatta, Ergatta Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Tom Aulet, solely in his capacity as the securityholders’ representative (the “Securityholders’ Representative”), pursuant to which Merger Sub merged with and into Ergatta (the “Merger”), with Ergatta surviving as a wholly owned subsidiary of the Company.

On March 11, 2026 (the “Closing Date”), the parties consummated the Merger. Pursuant to the terms of the Ergatta Merger Agreement, on the Closing Date, each issued and outstanding share of preferred stock of Ergatta (other than excluded and dissenting shares) held by Ergatta’s stockholders was cancelled, in exchange for: (i) cash consideration of $3,500,000 paid to Ergatta's stockholders, consisting of: (a) $1,750,000 paid on the Closing Date (subject to adjustments pursuant to the terms of the Ergatta Merger Agreement); and (b) $1,750,000 in deferred cash evidenced by a senior secured promissory note delivered at the Closing Date and maturing on April 30, 2027; and (ii) an amount of shares of Series D1 Convertible Preferred Stock, par value $0.0001 per share (“Series D1 Preferred Stock”), with an aggregate value between $5,250,000 and $9,500,000, the final amount as determined pursuant to the terms of the Ergatta Merger Agreement. Additionally, on the Closing Date, the Company issued equity incentives to certain members of Ergatta's senior management, consisting of (i) an amount of shares of Series D2 Convertible Preferred Stock, par value $0.0001 per share (“Series D2 Preferred Stock”), with an aggregate value between $0 and $2,000,000, the final amount as determined pursuant to the terms of the Ergatta Merger Agreement; and (ii) an amount of shares of Series D3 Convertible Preferred Stock, par value $0.0001 per share (“Series D3 Preferred Stock,” collectively with the Series D1 Preferred Stock and Series D2 Preferred Stock, “Series D Preferred Stock”), with an aggregate value between $0 and $1,000,000, the final amount as determined pursuant to the terms of the Ergatta Merger Agreement.

The board of directors of the Company has approved the Ergatta Merger Agreement and the transactions contemplated therein.

Subject to certain restrictions specified in the Certificate of Designation of Series D Preferred Stock, included as Appendix B to this Proxy Statement (the “Series D Certificate”), and applicable legal and regulatory requirements, including without limitation, the listing requirements of the Nasdaq Stock Market, all outstanding shares of Series D Preferred Stock shall automatically be converted into such whole number of fully paid and non-assessable shares of the Common Stock as is determined by dividing the Original Issue Price by the quotient of (x) the Conversion Price (as defined in the Series D Certificate) divided by (y) the D1 Scaling Factor, D2 Scaling Factor, or D3 Scaling Factor (each as defined below), as applicable. Each share of Series D1 Preferred Stock and Series D2 Preferred Stock shall convert into shares of Common Stock on May 3, 2027, and each share of Series D3 Preferred Stock shall convert to shares of Common Stock on May 1, 2028.

“D1 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) 2026 Free Cash Flow (as defined in the Ergatta Merger Agreement) and (B) 3.3 by (ii) $9,500,000, provided that such quotient shall not be less than 0.5526 and shall not exceed 1.000.

“D2 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) the amount by which 2026 Free Cash Flow (as defined in the Ergatta Merger Agreement) exceeds $2,878,788 and (B) 3.3 by (ii) $2,000,000, provided that such quotient shall not be less than 0.000 and shall not exceed 1.000.

“D3 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) the amount by which 2027 Free Cash Flow (as defined in the Ergatta Merger Agreement) exceeds $3,500,000 and (B) 1.0 by (ii) $1,000,000, provided that such quotient shall not be less than 0.000 and shall not exceed 1.000.

The Series D Certificate further provides that upon the occurrence of certain triggering events, all outstanding shares of Series D Preferred Stock will be automatically redeemed at a redemption price equal to the original issue price per share, payable immediately in cash without any notice or cure period. The triggering events that would cause such automatic redemption include: (i) the delisting of the Company's Common Stock from Nasdaq or any successor national securities exchange; (ii) the commencement of bankruptcy, insolvency, receivership or similar proceedings against the Company; (iii) the Company's written admission of its inability to pay its debts or a general assignment for the benefit of creditors; (iv) the Company's failure to deliver shares of Common Stock upon conversion of Series D Preferred Stock in accordance with the Series D Certificate; (v) the Company's failure to file, have declared effective, or maintain an effective registration statement for the resale of shares of Common Stock issuable upon conversion of the Series D Preferred Stock; (vi) the failure to obtain the stockholder approval required under Nasdaq Listing Rule 5635 for the issuance of shares of Common Stock upon conversion of the Series D Preferred Stock on or prior to May 1, 2027; (vii) any shares of Series D Preferred Stock remaining outstanding after December 31, 2027; or (viii) the Company's material breach of any covenant under the Series D Certificate that remains uncured for ten days following written notice from the holders of a majority of the outstanding Series D Preferred Stock.

Stockholders are urged to consider that non-approval of this proposal would constitute a Triggering Event under clause (vi) above, which would result in the automatic redemption of all outstanding shares of Series D Preferred Stock at the original issue price, payable immediately in cash. This could have a material adverse effect on the Company's liquidity and financial condition.

Under the terms of the Series D Certificate, without the consent of a majority of the then outstanding shares of Common Stock (excluding, for the avoidance of doubt, any shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock and any shares of Common Stock issued in a transaction related to the issuance of Series D Preferred Stock that is the subject of such conversion), a holder will not be entitled to convert any number of shares of Series D Preferred Stock into shares of Common Stock, if (A) (i) such shares of Series D Preferred Stock were issued in connection with the Corporation’s acquisition of the stock or assets of another company (an “Acquisition”), and (ii) such conversion would result in the total number of shares of Common Stock issued in connection with such Acquisition (including any shares of Common Stock previously issued in connection with the Acquisition, whether in connection with a prior conversion of shares of Series E Preferred Stock or otherwise) exceeding 19.99% of the number of shares of Common Stock outstanding, or 19.99% of the voting power outstanding, before the execution of the definitive agreement with respect to such Acquisition; (B) the number of shares of Common Stock issued or to be issued is or will result in a change of control of the Corporation under the Nasdaq listing requirements; or (C) such conversion would otherwise require shareholder approval under the Nasdaq listing requirements, including Nasdaq listing rule 5635.

Stockholder Approval

As described above, pursuant to the Ergatta Merger Agreement, we agreed to hold a special meeting of stockholders no later than 90 days after the Closing Date for the purpose of obtaining the Stockholder Approval (as described above) with the recommendation of our Board of Directors being that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. As discussed above, one of the purposes of the Annual Meeting is to satisfy the above requirement of the Ergatta Merger Agreement.

A vote in favor of the Ergatta Issuance Proposal is a vote “for” approval of the issuance of shares of common stock upon the conversion of the Series D Preferred Stock pursuant to the Ergatta Merger Agreement (the “Ergatta Issuance”). The issuance of shares of common stock upon the conversion of the Series D Preferred Stock, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of April 8, 2026.

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to issuance of securities in connection with the acquisition of the stock or assets of another company (i) if, other than a public officer for cash, the number of shares of common stock or securities of the listed company to be issued is or will be equal to or in excess of (x) 20% of the number of shares of common stock of the listed company outstanding before the issuance of the stock or securities or (y) 20% or more of the voting power of the listed company outstanding before the issuance, or (ii) if an officer, director or substantial shareholder has a greater than 5% interest in such assets or company to be acquired or in the consideration to be paid (or such persons collectively have a 10% or greater interest) and the present or potential issuance of common stock of the listed company, or securities convertible into or exercisable for common stock of the listed company, could result in an increase in outstanding common shares of the listed company or voting power of the listed company by 5% or more.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon conversion of Series D Preferred Stock will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the Ergatta Issuance. This means also that our current stockholders will own a smaller interest in us as a result of the Ergatta Issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The Ergatta Issuance could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Vote Required

The affirmative vote of a majority of the votes cast on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ERGATTA ISSUANCE PROPOSAL.

PROPOSAL FIVE:

APPROVAL OF AMENDMENT TO THE COMPANY’S 2023 STOCK INCENTIVE PLAN TO ADD AUTOMATIC SHARE INCREASE PROVISION

2023 Stock Incentive Plan

On January 24, 2023, the Board approved and adopted, subject to stockholder approval, the Interactive Strength Inc. 2023 Stock Incentive Plan (the “2023 Plan”), and our stockholders approved the 2023 Plan on January 26, 2023. The 2023 Plan became effective upon the completion of our initial public offering. The purpose of the 2023 Plan is to provide a means through which the Company may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders. The 2023 Plan provides for various stock-based incentive awards, including incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards. The total number of shares of common stock authorized for issuance under the 2023 Plan is 4 shares. As of April 8, 2026, a de minimis number of shares remained available for issuance under the Plan.

Administration of the Plan

The 2023 Plan is administered by the compensation committee appointed by our board of directors, or the compensation committee, or by the board of directors acting as the compensation committee. Subject to the limitations set forth in the 2023 Plan, the compensation committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The compensation committee also has the authority to determine the consideration and methodology of payment for awards. To the extent permitted by applicable law, the board of directors or compensation committee may also authorize one or more of our officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons subject to a maximum total number of awards.

Proposed Amendment

We are seeking the approval of our stockholders for an amendment to Section 5(a) of our 2023 Plan (the “2023 Plan Amendment”) to add an additional automatic share increase provision. The changes are shown in bold below:

Section 5(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued shares or treasury shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed (i) 5 Shares (the “Share Reserve”), plus (ii) the sum of any Returning Shares which become available from time to time, plus (iii) the sum of any Shares which, but for the termination of the Predecessor Plan immediately prior to the Effective Date, were at such time reserved and available for issuance under the Predecessor Plan but not issued or subject to outstanding awards, plus (iv) an annual increase on the first day of each calendar year for a period of not more than ten years beginning on January 1, 2024 and ending on (and including) January 1, 2032, in an amount equal to (x) five (5%) of the total number of Shares outstanding on the last day of the immediately preceding calendar year or (y) such lesser amount (including zero) that the Committee or Board determines for purposes of the annual increase for that calendar year, plus (v) 10% of the shares of Stock issued pursuant to conversions of the following outstanding shares of the Company’s preferred stock as of April 8, 2026: (a) 4,749,974 shares of Series D1 Convertible Preferred Stock outstanding as of April 8, 2026; (b) 1,000,000 shares of Series D2 Convertible Preferred Stock outstanding as of April 8, 2026; (c) 500,000 shares of Series D3 Convertible Preferred Stock outstanding as of April 8, 2026; and (d) 1,300,000 shares of Series E Convertible Preferred Stock outstanding as of April 8, 2026). Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed five (5) times the number of Shares provided under clause (i) above plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to

Section 5(b), but nothing in this Section 5 will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

Stockholder Approval

Our Board of Directors has approved the 2023 Plan Amendment and recommends its approval by our stockholders. In determining the proposed amendment, the Board considered historical grant practices, anticipated hiring and retention needs, and the expected duration of the share reserve. The 2023 Plan Amendment increases only the number of shares available for issuance under the 2023 Plan. No other material terms of the 2023 Plan are being amended. The benefits or amounts that would be received by executive officers, directors, or other participants under the 2023 Plan are not currently determinable. The proposed 2023 Plan Amendment is included as Appendix C to this proxy statement.

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees, consultants and directors and that the ability to provide equity-based and incentive-based awards under the Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

If the amendment to the 2023 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.

Amendment and Termination of the Plan

The Board of Directors may amend, suspend or terminate the 2023 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent.

U.S. Federal Income Tax Consequences

The following is a general summary of certain U.S. federal income tax consequences relating to awards granted under the Plan based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”). This summary does not purport to be complete and does not describe state, local or foreign tax consequences.

Incentive stock options generally are not taxable to the participant upon grant or exercise, provided certain holding period requirements are satisfied. Nonqualified stock options generally result in ordinary income to the participant at the time of exercise in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price. Restricted stock and restricted stock units generally result in ordinary income to the participant when the shares are no longer subject to a substantial risk of forfeiture or when the units are settled. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income, subject to applicable limitations under the Code.

Vote Required

The affirmative vote of a majority of the votes cast on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2023 PLAN AMENDMENT PROPOSAL.

PROPOSAL SIX:

GRANT OF AUTHORITY FOR ONE OR MORE REVERSE SPLITS OF THE COMPANY’S COMMON STOCK

Our Board of Directors has approved, subject to Stockholder approval, by written consent in lieu of a meeting, a proposal to amend our Certificate of Incorporation to effect one or more Reverse Stock Splits of all our outstanding shares of Common Stock, at a ratio between 1-for-4 and 1-for-100, to be determined at the discretion of the Board, subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect any Reverse Stock Splits if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of a Reverse Stock Split for any delay in implementing a Reverse Stock Split unless twenty-four months have passed from the date of the Record Date (the “Authorized Period”). If the Board determines to implement one or more Reverse Stock Split, such Reverse Stock Split will become effective upon filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at such later date specified therein.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation to effect a Reverse Stock Split is included as Appendix D to this Proxy Statement (subject to any changes required by applicable law and provided that, since this Proposal Number Six will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-4 and not more than 1-for-100, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date. We believe that enabling our Board of Directors to set the ratio within the stated range will allow the Company to have the flexibility to meets its obligations and provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

•
the number of shares of Common Stock the Company is obligated to issue or reserve pursuant to any convertible securities of the Company, including shares of convertible preferred stock;
•
the aggregate amount of shares that may be reserved under the 2023 Plan;
•
the initial or continuing listing requirements of various stock exchanges;
•
the historical trading price and trading volume of our Common Stock;
•
the number of shares of our Common Stock issued and outstanding;
•
the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and
•
prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon a Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its Stockholders.

Depending on the ratio for the Reverse Stock Splits determined by our Board of Directors, if any, no less than fifty and no more than one hundred fifty shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100. The Company shall pay Stockholders the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. An amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors at that time to be in the best interests of our Stockholders.

Reasons for the Reverse Stock Splits

The Company’s primary reason for approving and recommending one or more Reverse Stock Splits is to: (1) satisfy the continued listing requirements of Nasdaq Capital Market; (2) make the Common Stock more attractive to certain institutional investors which would provide for a stronger investor base; and (3) decrease our Delaware annual franchise tax, which may be calculated based upon the number of issued shares. The Company intends to utilize one or more Reverse Stock Splits in order to meet its contractual obligations and retain enough flexibility for future corporate actions.

Reducing the number of issued shares of Common Stock may, absent other factors, increase the per share market price of the Common Stock. The Company believes that the Reverse Stock Splits may make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual Stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Splits will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Potential Consequences of the Reverse Stock Splits

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after any Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before any Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after any Reverse Stock Split may be lower than the total market capitalization before such Reverse Stock Split. Moreover, because some investors may view the reverse stock split negatively, we cannot assure you that the reverse stock split will not adversely impact the market price of our common stock.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the reverse stock split or the number of shares outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

While we believe that the reverse stock split will be sufficient to maintain our listing on The Nasdaq Stock Market, it is possible that, even if the reverse stock split results in a closing price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the other criteria for continued listing of our common stock on The Nasdaq Stock Market. In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of any Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split would become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The form of a Certificate of Amendment to our Certificate of Incorporation effecting a Reverse Stock Split is attached hereto as Appendix D. The exact timing of the filing of the Certificate of Amendment that would effectuate the Reverse Stock Split would be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders. In addition, our Board would reserve the right, without further action by the Stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Certificate of Amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Stockholders to proceed with a Reverse Stock Split. Our Board will only have authority to file with the Delaware Secretary of State a Certificate of Amendment effecting a Reverse Stock Split within one year from the Record Date.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Splits determined by our Board, a minimum of four and a maximum of one hundred shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below, which except for the final column does not take into account the Stock Increase Amendment, illustrates the number of shares of Common Stock authorized for issuance following different Reverse Stock Splits, the approximate number of shares of Common Stock that would remain outstanding following each such Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following each such Reverse Stock Split. The examples in the table below for Reverse Stock Splits range from 1-for-4 to 1-for-100, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 15,194 and 379,855 shares. The information in the following table is based on 2,246,380 shares of Common Stock issued and outstanding as of April 8, 2026 and 4,660,820 shares reserved for future issuance as of April 8, 2026 assuming conversion of all convertible securities of the Company.

Proposed Ratio	Number of authorized shares of Common Stock	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split	Number of Shares of Common Stock Reserved for Issuance (1)	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance Assuming Conversion of all Outstanding Convertible Securities Post-Reverse Stock Split
1-for-4	900,000,000	561,595	1,165,205	898,273,200
1-for-100	900,000,000	22,464	46,608	899,930,928

(1) Includes (i) options to purchase 7 shares of our common stock and an average weighted exercise price of $100,643.50 per share as of April 8, 2026; (ii) warrants to purchase an aggregate of 268,546 shares of our common stock with a weighted average exercise price of $106.17 per share as of April 8, 2026; (iii) 2,736,456 shares of our common stock issuable upon conversion of preferred stock; and (iv) 1,641,329 shares of the Common Stock upon conversion of debt.

The actual number of shares of Common Stock issued and outstanding after giving effect to a Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board.

Any Reverse Stock Splits will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except as described below in “Fractional Shares.” Record holders of Common Stock otherwise entitled to a fractional share as a result of a Reverse Stock Split will receive a full share rather than a fractional share.

In the event the Company effectuates one or more Reverse Stock Splits, the Company will be able to issue substantially more Common Stock. Future issuances of Common Stock or securities convertible into Common Stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current Stockholders. If a Reverse Stock Split is effected, our Stockholders will experience significant dilution as a result of shares of Common Stock being issued pursuant to our outstanding convertible securities, including our outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our Stockholders will also experience significant dilution as a result of shares of Common Stock being issued in connection with future financings that the Company may complete.

The Reverse Stock Splits may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Splits, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The bid and ask prices for our Common Stock will continue to be quoted on the Nasdaq Capital Market under the symbol “TRNR.”

After the effective time of the Reverse Stock Splits, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares issued may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the implementation of the Reverse Stock Split(s), the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Authorized Shares of Common Stock

The Reverse Stock Splits will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 900,000,000 shares of Common Stock. Please see “Reasons for the Reverse Stock Splits; Potential Consequences of the Reverse Stock Splits” for more information.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Splits could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares of Common Stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its Stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Splits may limit the opportunity for the Company’s Stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Splits may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that the Company’s Stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Splits with the intent that they be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares of Common Stock electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Stock Split. The letter of transmittal will contain instructions on how a Stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a Stockholder until such Stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No Stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of a Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

The Company does not expect the Reverse Stock Split and the pay out in cash fractional shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Effect of the Reverse Stock Split(s) on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, Convertible or Exchangeable Securities, and Preferred Stock.

Based upon the applicable Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities, including any preferred stock, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following such Reverse Stock Split as was the case immediately preceding such Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares of Common Stock reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares. In the event of a Reverse Stock Split, the maximum number of shares that can be issued under the 2023 Plan (including the ISO share grant limit), the number of shares issued under the 2023 Plan and subject to each award, the exercise prices of outstanding awards, the maximum number of shares that are reserved under the 2023 Plan, and the number of shares available for issuance under the 2023 Plan, shall each be equitably and proportionately adjusted by the 2023 Plan Committee (as defined herein).

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split(s) to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. In addition, it does not purport to address all aspects of federal income taxation that may be relevant to Stockholders in light of their particular circumstances or to any Stockholder that may be subject to special tax rules, including without limitation: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split(s).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split(s). There can be no assurance that the Internal Revenue Service will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. No opinion of counsel or ruling from the Internal Revenue Service has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split(s).

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT(S) IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

Based on the assumption that the Reverse Stock Split(s) will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following is a general discussion of the U.S. federal income tax consequences relating to the Reverse Stock Split(s).

We believe that the Reverse Stock Split(s) should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a U.S. holder generally should not recognize gain or loss on the Reverse Stock Split(s). The aggregate tax basis of the post-split shares of Common Stock received should be equal to the aggregate tax basis of the pre-split shares of Common Stock exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares of Common Stock received will include the holding period of the pre-split shares of Common Stock exchanged. U.S. holders should consult their tax advisors as to the application of the foregoing rules where shares of our Common Stock were acquired at different times or at different prices.

A stockholder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the stockholder’s holding period in the fractional share is one year or less as of the effective date of the Reverse Stock Split and long term if such holding period is more than one year. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

Cash payments received by a U.S. holder of our Common Stock pursuant to the Reverse Stock Split(s) may be subject to information reporting, and may be subject to backup withholding if the U.S. holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to any Reverse Stock Splits.

Vote Required

The affirmative vote of a majority of the votes cast on the subject matter is required to approve an amendment to the Company’s Certificate of Incorporation to approve the Reverse Stock Split.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS.

PROPOSAL SEVEN:

NON-BINDING ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Executive Officers (“NEOS”), as we have described it in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining future executive compensation.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s NEOs, as disclosed pursuant to compensation disclosure rules of the SEC located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal Six is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal Six.

Vote Required

To be approved, this non-binding vote must be approved by a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL EIGHT:

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER

ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on us or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

Vote Required

Although our executive compensation programs are designed to promote a long-term connection between pay and performance, after careful consideration, the Board has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for our company at this time. While executive compensation is evaluated annually, the Board of Directors also considers progress over a multi-year timeframe, which is common in small- and mid-capitalization companies in our industry. The Board of Directors believes that a vote every three years provides stockholders the opportunity to evaluate our compensation program on a more thorough, longer-term basis than an annual vote. Therefore, the Board recommends that you vote for a “Three Year” frequency for the say-on-pay vote.

Although the Board recommends a say-on-pay vote be held three years, you may vote one of four choices for this Proposal Seven on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.”

THE BOARD RECOMMENDS A VOTE FOR A FREQUENCY OF “THREE YEARS” FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

PROPOSAL NINE:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal Eight, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Eight, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By order of the Board of Directors,

Trent A. Ward
Chief Executive Officer

, 2026

Austin, TX

Appendix A

CERTIFICATE OF DESIGNATION OF

SERIES e Convertible PREFERRED STOCK OF

INTERACTIVE STRENGTH Inc.

Pursuant to Section 151
of the General Corporation Law of the State of Delaware (the “DGCL”)

I, the Chief Executive Officer of Interactive Strength Inc., a corporation organized and existing under the DGCL (the “Corporation”), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY that pursuant to the authority conferred upon the Board of the Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, dated May 2, 2023, as amended, the Board has duly approved and adopted the following resolution on June 26, 2025, and the resolution was adopted by all necessary action on the part of the Corporation:

WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation, dated May 2, 2023, as amended, of the Corporation (the “Certificate of Incorporation”) provides for a class of the Corporation’s authorized stock known as Preferred Stock, consisting of 200,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board is authorized to provide for the issue of all or any number of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof; and

WHEREAS, the Board deems it in the best interest of the Corporation and its stockholders to authorize and designate a Series E Convertible Preferred Stock.

NOW, THEREFORE, BE IT:

RESOLVED, that pursuant to the authority conferred upon the Board by the Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board deems it in the best interest of the Corporation and its stockholders to hereby designate, create, authorize and provide for the issue of a series of 1,300,000 shares of Preferred Stock, par value $0.0001 per share, having the voting powers and such designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions that are set forth in the Certificate of Designation as follows:

Article 1

DESIGNATION

The designation of the series of preferred stock of the Corporation is “Series E Convertible Preferred Stock,” par value $0.0001 per share (the “Series E Preferred Stock”) and the number of shares constituting such series shall be 1,300,000. Each share of Series E Preferred Stock shall have an original issue price of $2.00 subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such shares (the “Original Issue Price”).

Article 2

LIQUIDATION PREFERENCE

Section 2.1Preferential Payments to Holders of Series E Preferred Stock. In the event of (a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and (b) a Deemed Liquidation Event (as defined below), the holders of shares of Series E Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event, on a pari passu basis and simultaneously with any payments to any holder of Preferred Stock, based on their respective Liquidation Amounts (as defined below) and before any payment shall be made to the holders of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) by reason of their ownership thereof, an amount per share of Series E Preferred Stock equal to the greater of (i) the Original Issue Price (as defined below), plus any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series E Preferred Stock been converted into Common Stock pursuant to Section 4.1 immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series E Preferred Stock the full amount to which they shall be entitled under this Section 2.1, the holders of shares of Series E Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

Section 2.2Deemed Liquidation Events. Each of the following events shall be considered a “Deemed Liquidation Event”:

(a)a merger, consolidation, statutory conversion, transfer, domestication, or continuance in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock or other equity interests that represent, immediately following such merger or consolidation, of the capital stock or other equity interests of (1) the surviving or resulting corporation or entity; or (2) if the surviving or resulting corporation or entity is a wholly owned subsidiary of another corporation or entity immediately following such merger or consolidation, the parent corporation or entity of such surviving or resulting corporation or entity; or

(b)the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale, lease, transfer, exclusive license or other disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a subsidiary of the Corporation.

Section 2.3Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities to be paid or distributed to such holders pursuant to such Deemed Liquidation Event.

Article 3

VOTING

The shares of Series E Preferred Stock shall not be entitled to any voting rights, other than any vote required by law or the Certificate of Incorporation.

Article 4

CONVERSION

Section 4.1Mandatory Conversion.

(a)Trigger Event. Subject to the terms of Section 4.4, the applicable legal and regulatory requirements, including, without limitations, the Nasdaq Stock Market’s listing requirements, and as otherwise set forth in this Certificate of Designation, on June 15, 2026 (the “Mandatory Conversion Date”), all outstanding shares of Series E Preferred Stock shall automatically be converted into shares of Common Stock pursuant to Section 4.2 and such shares of Series E Preferred Stock may not be reissued by the Corporation (a “Mandatory Conversion Event”). For the avoidance of doubt, no such conversion shall occur until after the occurrence of a duly called meeting of the stockholders of the Corporation with the necessary quorum of stockholders represented voting on a proposal to issue shares above the Nasdaq Percentage Limitation (as defined in Section 4.4) (a “Rule 5635 Stockholder Meeting”) and if such stockholder approval is not obtained, the number of shares of Series E Preferred Stock equal, upon conversion into shares of Common Stock, to the Nasdaq Percentage Limitation, shall, on the Mandatory Conversion Date, be automatically converted into such number of shares of Common Stock.

(b)All holders of record of shares of Series E Preferred Stock shall be sent written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Preferred Stock pursuant to this Section 4.1. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Date. Upon receipt of such notice, each holder of shares of Series E Preferred Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Series E Preferred Stock converted pursuant to Section 4.1(a), including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Date (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 4.1(b). As soon as practicable after the Mandatory Conversion Date and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Series E Preferred Stock, the Corporation shall (a) issue and deliver to such holder, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and (b) pay any declared but unpaid dividends on the shares of Series E Preferred Stock converted. Such converted Series E Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

Section 4.2Conversion Ratio. Upon the time of conversion, each share of Series E Preferred Stock shall convert into such whole number of fully paid and non-assessable shares of Common Stock, as is determined by dividing the Original Issue Price by the Conversion Price (as defined below). The “Conversion Price” applicable to the Series E Preferred Stock shall be an amount per share of Common Stock equal to the greater of: (i) the volume weighted average price (“VWAP”) of the Common Stock on the Principal Market (as defined below) for the twenty (20) consecutive Trading Days (as defined below) immediately preceding and including the Mandatory Conversion Date, as reported by Bloomberg (or, if Bloomberg no longer reports such information, a reputable nationally recognized reporting service reasonably acceptable to the Corporation), and (ii) the Minimum Price (as defined in Nasdaq Stock Market Listing Rule 5635(d)) as of the close of trading on June 12, 2026 (or, if such rule is no longer in effect, such equivalent successor rule or regulation then in effect). For purposes of this definition, “Principal Market” means the Nasdaq Capital Market or such other trading market on which the Common Stock is then listed or quoted for trading, and “Trading Day” means any day on which such market is open for the transaction of business.

Section 4.3Number of Shares Issuable Upon Conversion. Subject to the terms of Section 4.4, the applicable legal and regulatory requirements, including, without limitations, the Nasdaq Stock Market’s listing requirements, and as otherwise set forth in this Certificate of Designation, the number of shares of Common Stock issuable to a holder of Series E Preferred Stock upon conversion of such Series E Preferred Stock shall be the nearest whole share, after aggregating all fractional interests in shares of Common Stock that would otherwise be issuable upon conversion of all shares of Series E Preferred Stock being converted by such holder (with any fractional interests after such aggregation representing 0.5 or greater of a whole share being entitled to a whole share). For the avoidance of doubt, no fractional interests in shares of Common Stock shall be created or issuable as a result of the conversion of the Series E Preferred Stock.

Section 4.4Stockholder Approval Conversion Restriction. Notwithstanding anything to the contrary herein, without the approval of a majority of the total votes cast on a proposal with regard thereto voted on at a Rule 5635 Meeting with such Rule 5635 Meeting required to take place prior to the Mandatory Conversion Date (excluding, for the avoidance of doubt, any shares of Common Stock issued or issuable upon conversion of the Series E Preferred Stock and any shares of Common Stock issued in a transaction related to the issuance of Series E Preferred Stock that is the subject of such conversion), no shares of Series E Preferred Stock shall be converted into shares of Common Stock, if (A) (i) such shares of Series E Preferred Stock were issued in connection with the Corporation’s acquisition of the stock or assets of another company (an “Acquisition”), and (ii) such conversion would result in the total number of shares of Common Stock issued in connection with such Acquisition (including any shares of Common Stock previously issued in connection with the Acquisition, whether in connection with a prior conversion of shares of Series E Preferred Stock or otherwise) exceeding the lesser of (i) 19.99% of the number of shares of Common Stock outstanding or (ii) 19.99% of the voting power outstanding, before the closing date of the Acquisition (the “Nasdaq Percentage Limitation”); (B) the number of shares of Common Stock issued or to be issued is or will result in a change of control of the Corporation under the Nasdaq listing requirements; or (C) such conversion would otherwise require stockholder approval under the Nasdaq listing requirements, including Nasdaq Listing Rule 5635. For the avoidance of doubt, (x) any Mandatory Conversion Event pursuant to Section 4.1(a), in which shares of Common Stock above the Nasdaq Percentage Limitation are to be issued, shall be subject to the restrictions set forth in this Section 4.4 and shall not occur unless and until the requisite stockholder approval has been obtained in accordance with this Section 4.4 and (y) if the requisite stockholder approval is not obtained, the number of shares of Series E Preferred Stock equal, upon conversion into shares of Common Stock, to the Nasdaq Percentage Limitation, shall, on the Mandatory Conversion Date, be automatically converted into such number of shares of Common Stock.

Section 4.5Mechanics of Conversion.

(a)Reservation of Shares. The Corporation shall at all times when the Series E Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series E Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation. Before taking any action that would cause an adjustment reducing the Conversion Price for the Series E Preferred Stock below the then par value of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non‑assessable shares of Common Stock at such adjusted Conversion Price.

(b)Effect of Conversion. All shares of Series E Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon.

(c)No Further Adjustment. Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Series E Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

(d)Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series E Preferred Stock pursuant to this Section 4.5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series E Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

Article 5

CERTAIN ADJUSTMENTS

Section 5.1Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Original Issuance Date effect a subdivision of the outstanding Common Stock, the Conversion Price of Series E Preferred Stock in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Original Issuance Date combine the outstanding shares of Common Stock, the Conversion Price of Series E Preferred Stock in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section 5.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

Section 5.2Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price of Series E Preferred Stock in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of Series E Preferred Stock then in effect by a fraction:

(a)the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(b)the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series E Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series E Preferred Stock shall be adjusted pursuant to this Section 5.2 as of the time of actual payment of such dividends or distributions; (b) no such adjustment shall be made if the holders of Series E Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series E Preferred Stock had been converted into Common Stock on the date of such event; and (c) no such adjustment shall be made if such adjustment would result in the requirement to obtain the consent of a majority of the then outstanding shares of Common Stock in connection with the conversion of the Series E Preferred Stock pursuant to Section 4.4.

Section 5.3Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property, then and in each such event the holders of Series E Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series E Preferred Stock had been converted into Common Stock on the date of such event.

Section 5.4Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series E Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 5.2 or Section 5.3, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series E Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series E Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in Section 4.5 and Article 5 with respect to the rights and interests thereafter of the holders of the Series E Preferred Stock, to the end that the provisions set forth in Section 4.5 and Article 5 (including provisions with respect to changes in and other adjustments of the Conversion Price of Series E Preferred Stock) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series E Preferred Stock.

Section 5.5Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series E Preferred Stock pursuant to Section 4.5 and Article 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series E Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which Series E Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series E Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect for Series E Preferred Stock held by such holder, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series E Preferred Stock.

Section 5.6Notice of Record Date. In the event:

(a)the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series E Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or series or any other securities, or to receive any other security;

(b)of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(c)of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series E Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series E Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series E Preferred Stock and the Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

Article 6

redemption

Section 6.1Triggering Event. “Triggering Event” means the Corporation not obtaining on or prior to the Mandatory Conversion Date, pursuant to Section 4.4 hereof and if required by the rules of the Principal Market, the approval of a majority of the total votes cast on a proposal with regard to the conversion of the Series E Preferred Stock into shares of Common Stock above the Nasdaq Percentage Limitation, voted on at a Rule 5635 Meeting.

Section 6.2Redemption Amount. Upon the occurrence and continuance of a Triggering Event and following a ten (10) day opportunity to cure following written notice from the holders of shares of the Series E Preferred Stock to the Corporation, each holder, following the conversion on the Mandatory Conversion Date of the shares of Series E Preferred Stock held by each holder into such holder’s pro rata portion of the number of shares of Common Stock equal to the Nasdaq Percentage Limitation, shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of such holder, to require the Corporation to redeem all or any portion of the remaining shares of Series E Preferred Stock then held by such holder for a redemption price equal to the Original Issue Price multiplied by each share being redeemed (the “Redemption Amount”) with such payment being due and payable within ten (10) Trading Days of the date on which the notice for the payment therefor is provided by a holder (the “Triggering Redemption Payment Date”).

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed as of this 26th day of June, 2025.

Interactive Strength Inc.

By:
Name: Trent Ward
Title: Chief Executive Officer

[Signature Page to Series E Preferred Stock Certificate of Designation]

Appendix B

CERTIFICATE OF DESIGNATION OF

SERIES D1 CONVERTIBLE PREFERRED STOCK,

SERIES D2 CONVERTIBLE PREFERRED STOCK AND

SERIES D3 CONVERTIBLE PREFERRED STOCK OF

INTERACTIVE STRENGTH INC.

Pursuant to Section 151
of the General Corporation Law of the State of Delaware (the “DGCL”)

I, the Chief Executive Officer of Interactive Strength Inc., a corporation organized and existing under the DGCL (the “Corporation”), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, dated May 2, 2023, as amended, the Board has duly approved and adopted the following resolution on February 18, 2026, and the resolution was adopted by all necessary action on the part of the Corporation:

WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation, dated May 2, 2023, as amended, of the Corporation (the “Certificate of Incorporation”), provides for a class of the Corporation’s authorized stock known as Preferred Stock, consisting of 200,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board is authorized to provide for the issue of all or any number of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof; and

WHEREAS, the Board deems it in the best interest of the Corporation and its stockholders to establish and fix the number of shares to be included in three (3) series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT:

RESOLVED, that pursuant to the authority conferred upon the Board by the Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board does hereby provide for the issue of three (3) series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1.

DESIGNATION; Original Issue Price

Section1.1 Designation. There shall be (a) a series of Preferred Stock that shall be designated as “Series D1 Convertible Preferred Stock,” par value $0.0001 per share(the “Series D1 Preferred Stock”) and the number of shares constituting such series shall be 4,750,000, (b) a series of Preferred Stock that shall be designated as “Series D2 Convertible Preferred Stock,” par value $0.0001 per share (the “Series D2 Preferred Stock”), and the number of shares constituting such series shall be 1,000,000, and (c) a series of Preferred Stock that shall be designated as “Series D3 Convertible Preferred Stock,” par value $0.0001 per share (the “Series D3 Preferred Stock”), and the number of shares constituting such series shall be 500,000. The rights, preferences, powers, restrictions, and limitations of each of the Series D1 Preferred Stock, Series D2 Preferred Stock, and Series D3 Preferred Stock (sometimes referred to collectively, as the “Series D Preferred Stock”) shall be as set forth herein.

Section 1.2 Original Issue Price. Each share of Series D Preferred Stock shall have an original issue price of $2.00 subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such shares (the “Original Issue Price”).

2.

LIQUIDATION PREFERENCE

2.1.
Preferential Payments to Holders of Series D Preferred Stock. In the event of (a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be each be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and (b) a Deemed Liquidation Event (as defined below), the holders of shares of Series D Preferred Stock then outstanding shall each be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event, on a pari passu basis, and simultaneously with any payments to any holder of Preferred Stock, based on their respective Liquidation Amounts (as defined below), and before any payment shall be made to the holders of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), by reason of their ownership thereof, an amount per share of Series D Preferred Stock equal to the lesser of (i) the Original Issue Price, plus any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock pursuant to Section 4.1immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which they shall be entitled under this Section 2.1, the holders of shares of Series D Preferred Stock and any other series of Preferred Stock ranking pari passu with respect to liquidation shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.
2.2.
Deemed Liquidation Events. Each of the following events shall be considered a “Deemed Liquidation Event”:
2.2.1.
a merger, consolidation, statutory conversion, reorganization, share exchange or other transaction or series of related transactions which:
2.2.1.1.
the Corporation is a constituent party and the holders of capital stock of the Corporation immediately prior to such transaction do not continue to hold, immediately following such transaction, at least a majority of the voting power of the surviving or acquiring entity (or its parent), provided, however, a transaction where the entire consideration paid by the Company is equity shall not be deemed a Deemed Liquidation Event for purposes of this Section 2.2(a)(i); or
2.2.1.2.
any Person (within the meaning of Section 13(d) of the Exchange Act) becomes the beneficial owner of more than fifty percent (50%) of the voting power of the Corporation;
2.2.2.
any sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole; and
2.2.3.
any reclassification or recapitalization of the capital stock of the Corporation that results in a material adverse change in the economic rights of the holders of Series D Preferred Stock.

2.3.
Amount Deemed Paid or Distributed. Notwithstanding anything herein to the contrary, upon the occurrence of any Deemed Liquidation Event, the holders of Series D Preferred Stock shall be entitled to receive the applicable Liquidation Amount in cash. The Corporation shall not consummate any Deemed Liquidation Event unless provision has been made for the payment in full of such Liquidation Amount in cash contemporaneously with the closing of such transaction.
3.

VOTING

The shares of Series D Preferred Stock shall not be entitled to any voting rights, other than any vote required by law or the Certificate of Incorporation.

4.

 CONVERSION
4.1.
Conversion.
4.1.1.
Right to Convert. Subject to the terms of Section 4.4, the applicable legal and regulatory requirements, including, without limitations, the Nasdaq Stock Market’s listing requirements, and as otherwise set forth in this Certificate of Designation, commencing on May 3, 2027, with respect to the Series D1 Preferred Stock and Series D2 Preferred Stock, and May 1, 2028, with respect to the Series D3 Preferred Stock (in each case, the “Conversion Date”), each share of Series D Preferred Stock shall, without the payment of additional consideration by the holder thereof, convert at the applicable Conversion Date, into shares of Common Stock pursuant to Section 4.2. For the avoidance of doubt, if required by the rules of Nasdaq, no such conversion shall occur until after the occurrence of a duly called meeting of the stockholders of the Corporation, with the necessary quorum of stockholders represented, voting in favor of a proposal to issue shares above the Nasdaq Percentage Limitation (as defined in Section 4.4) (a “Rule 5635 Stockholder Meeting”), and if such stockholder approval is not obtained prior to May 1, 2027, the shares of Series D Preferred Stock held by each holder thereof shall, on or after the applicable Conversion Date, automatically convert only to the extent of such holder’s shares of Series D Preferred Stock, as applicable, multiplied by the “Pro Rata Portion”. For purposes hereof, the term “Pro Rata Portion” shall mean the ratio of (1) the value of (a) the number of shares of Common Stock equal to the Nasdaq Percentage Limitation multiplied by (b) the D1 Conversion Price, divided by (2) the value of the Stockholder Equity Consideration (as defined in that certain Agreement and Plan of Merger, dated February 18, 2026, by and among the Corporation and the other parties thereto (the “Merger Agreement”)). Any shares not so converted on the applicable Conversion Date shall be automatically redeemed in accordance with Article 6. For the avoidance of doubt, any limitation on conversion pursuant to the Nasdaq Percentage Limitation shall apply solely to the extent necessary to comply with such limitation and shall not operate to reduce the number of shares of Series D Preferred Stock outstanding or otherwise prejudice the rights of any holder with respect to any shares not so converted. Any shares of Series D Preferred Stock that are not converted as a result of the Nasdaq Percentage Limitation shall remain outstanding to the extent contemplated by Article 6.
4.1.2.
Automatic Conversion. Upon the effectiveness of the conversion of any shares of Series D Preferred Stock pursuant to Section 4.1(a), such shares shall automatically convert into shares of Common Stock without any written notice, election or other action required by any holder thereof. Such conversion shall be deemed effective as of the applicable conversion date, regardless of the date on which any certificates are surrendered or any book-entry positions are updated.
4.1.3.
If such holder’s shares of Series D Preferred Stock are certificated, such holder shall surrender his, her or its certificate or certificates for such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation) at the office of the transfer agent for the Series D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent); provided, however, that the failure to surrender any such certificate shall not delay or affect the effectiveness of such conversion or the issuance of shares of Common Stock.

4.1.4.
All rights with respect to any share of Series D Preferred Stock converted pursuant to Section 4.1(a), including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), shall terminate upon conversion of such share, except only the rights of the holders thereof to receive the shares of Common Stock issuable upon such conversion and any declared but unpaid dividends thereon.
4.1.5.
The Corporation shall, as soon as practicable and in any event within two (2) Trading Days following the applicable conversion date, issue and deliver to such holder, or to his, her or its nominees, evidence of the issuance of the full number of shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, and shall pay any declared but unpaid dividends on the shares of Series D Preferred Stock so converted.
4.1.6.
Such converted Series D Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation shall take such actions as may be necessary to reflect such retirement and cancellation promptly and without the need for stockholder action.
4.2.
Conversion Ratio. At the time of any conversion, each share of Series D Preferred Stock that has been converted shall convert into such whole number of fully paid and non-assessable shares of Common Stock, as is determined by dividing the Original Issue Price by the quotient of (x) the Conversion Price (defined below) divided by (y) the D1 Scaling Factor, D2 Scaling Factor, or D3 Scaling Factor, as applicable. The “Conversion Price” applicable to the Series D Preferred Stock shall be an amount per share of Common Stock equal to the volume weighted average price (“VWAP”) of the Common Stock on the Principal Market (as defined below) for the ten (10) consecutive Trading Days (as defined below) immediately preceding the applicable Conversion Date, as reported by Bloomberg (or, if Bloomberg no longer reports such information, a reputable nationally recognized reporting service reasonably acceptable to the Corporation), unless the VWAP is less than the Minimum Price (as defined in Nasdaq Stock Market Listing Rule 5635(d)) as of the close of trading on April 30, 2027, with respect to the Series D1 Preferred Stock and Series D2 Preferred Stock, and April 28, 2028, with respect to the Series D3 Preferred Stock (or, if such rule is no longer in effect, such equivalent successor rule or regulation then in effect), then it shall be set at the Minimum Price. For purposes of this definition, “Principal Market” means the Nasdaq Capital Market or such other trading market on which the Common Stock is then listed or quoted for trading, and “Trading Day” means any day on which such market is open for the transaction of business. For purposes of this Section 4.2, the following terms shall have the meanings set forth below:

“D1 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) 2026 Free Cash Flow (as defined in the Merger Agreement) and (B) 3.3 by (ii) $9,500,000, provided that such quotient shall not be less than 0.5526 and shall not exceed 1.000.

“D2 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) the amount by which 2026 Free Cash Flow (as defined in the Merger Agreement) exceeds $2,878,788 and (B) 3.3 by (ii) $2,000,000, provided that such quotient shall not be less than 0.000 and shall not exceed 1.000.

“D3 Scaling Factor” means the quotient obtained by dividing (i) the product of (A) the amount by which 2027 Free Cash Flow (as defined in the Merger Agreement) exceeds $3,500,000 and (B) 1.0 by (ii) $1,000,000, provided that such quotient shall not be less than 0.000 and shall not exceed 1.000.

4.3.
Number of Shares Issuable Upon Conversion. Subject to the terms of Section 4.4, the applicable legal and regulatory requirements, including, without limitation, the Nasdaq Stock Market’s listing requirements, and as otherwise set forth in this Certificate of Designation, the number of shares of Common Stock issuable to a holder of Series D Preferred Stock upon conversion of such Series D Preferred Stock shall be the nearest whole share, after aggregating all fractional interests in shares of Common Stock that would otherwise be issuable upon conversion of all shares of Series D Preferred Stock being converted by such holder (with any fractional interests after such aggregation representing 0.5 or greater of a whole share being entitled to a whole share). For the avoidance of doubt, no fractional interests in shares of Common Stock shall be created or issuable as a result of the conversion of the Series D Preferred Stock.
4.4.
Stockholder Approval Conversion Restriction. Notwithstanding anything to the contrary herein, unless the required approval is obtained at a Rule 5635 Meeting, with such Rule 5635 Meeting required to take place prior to the Conversion Date (excluding, for the avoidance of doubt, any shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock and any shares of Common Stock issued in a transaction related to the issuance of Series D Preferred Stock that is the subject of such conversion), no shares of Series D Preferred Stock shall be converted into shares of Common Stock, if (A) (i) such shares of Series D Preferred Stock were issued in connection with the Corporation’s acquisition of the stock or assets of another company (an “Acquisition”), and (ii) such conversion would result in the total number of shares of Common Stock issued in connection with such Acquisition (including any shares of Common Stock previously issued in connection with the Acquisition, whether in connection with a prior conversion of shares of Series D Preferred Stock or otherwise) exceeding the lesser of (i) 19.99% of the number of shares of Common Stock outstanding or (ii) 19.99% of the voting power outstanding, before the closing date of the Acquisition (the “Nasdaq Percentage Limitation”); (B) the number of shares of Common Stock issued or to be issued is or will result in a change of control of the Corporation under the Nasdaq listing requirements; or (C) such conversion would otherwise require stockholder approval under the Nasdaq listing requirements, including Nasdaq Listing Rule 5635. For the avoidance of doubt, (x) any conversion on or after the applicable Conversion Date, in which shares of Common Stock above the Nasdaq Percentage Limitation are to be issued, shall be subject to the restrictions set forth in this Section 4.4 and shall not occur unless and until the requisite stockholder approval has been obtained in accordance with this Section 4.4, and (y) if the requisite stockholder approval is not obtained, each holder of shares of Series D Preferred Stock shall, on or after the Conversion Date, be permitted to convert its applicable portion of its shares of Series D Preferred Stock into such holder’s pro rata portion of the number of shares of Common Stock equal to the Nasdaq Percentage Limitation, in the aggregate and the shares not so converted shall remain outstanding and continue to be subject to redemption in accordance with Article 6.
4.5.
Mechanics of Conversion.
4.5.1.
Reservation of Shares. The Corporation shall at all times when the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D1 Preferred Stock, Series D2 and Series D3 Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation. Before taking any action that would cause an adjustment reducing the Conversion Price for the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock below the then par value of the shares of Common Stock issuable upon conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non‑assessable shares of Common Stock at such adjusted Conversion Price.
4.5.2.
Effect of Conversion. All shares of Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the time of conversion, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon.
4.5.3.
No Further Adjustment. Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.
4.5.4.
Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series D Preferred Stock pursuant to this Section 4.5. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.
5.

CERTAIN ADJUSTMENTS
5.1.
Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Original Issuance Date effect a subdivision of the outstanding Common Stock, the Conversion Price of the Series D Preferred Stock in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Original Issuance Date combine the outstanding shares of Common Stock, the Conversion Price of Series D Preferred Stock in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section 5.1shall become effective at the close of business on the date the subdivision or combination becomes effective.
5.2.
Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price of the Series D Preferred Stock in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock then in effect by a fraction:
5.2.1.
the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
5.2.2.
the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of the Series D Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock shall be adjusted pursuant to this Section 5.2 as of the time of actual payment of such dividends or distributions; (b) no such adjustment shall be made if the holders of Series D Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock had been converted into Common Stock on the date of such event; and (c) no such adjustment shall be made if such adjustment would result in the requirement to obtain the consent of a majority of the then outstanding shares of Common Stock in connection with the conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock pursuant to Section 4.4.

5.3.
Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property, then and in each such event the holders of Series D Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock had been converted into Common Stock on the date of such event.
5.4.
Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series D Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 5.2 or Section 5.3), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in Section 4.5 and Article 5with respect to the rights and interests thereafter of the holders of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock, to the end that the provisions set forth in Section 4.5 and Article 5(including provisions with respect to changes in and other adjustments of the Conversion Price of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock.
5.5.
Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock pursuant to Section 4.5 and Article 5, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than five (5) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series D Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect for Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock held by such holder, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock.
5.6.
Notice of Record Date. In the event:
5.6.1.
the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or series or any other securities, or to receive any other security;
5.6.2.
of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or
5.6.3.
of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the

Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock and the Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

6.

redemption
6.1.
Triggering Event. “Triggering Event” means the occurrence of any of the following: (a) the Common Stock ceases to be listed for trading on the Nasdaq Stock Market Exchange (or any successor national securities exchange) (a “Delisting Event”), (b) the commencement by or against the Corporation of any voluntary or involuntary bankruptcy, insolvency, receivership or similar proceeding, or entry of an order for relief in respect thereof (a “Bankruptcy Event”), (c) the Corporation admits in writing its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors, (d) the Corporation fails to issue and deliver shares of Common Stock upon conversion of any shares of Series D Preferred Stock in accordance with the terms of this Certificate of Designation (other than solely as a result of compliance with Section 4.4), (e) the Corporation fails to file, cause to be declared effective, or maintain the effectiveness of any registration statement required to be filed for the resale of shares of Common Stock issuable upon conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock in accordance with the terms of the Registration Rights Agreement attached to the Merger Agreement as Exhibit G thereto, and such registration statement is not available for use on the applicable Conversion Date, (f) the Corporation’s failure to obtain, at a duly called meeting of stockholders, the stockholder approval required under Nasdaq Listing Rule 5635 (or any successor rule) for the issuance of shares of Common Stock upon conversion of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock on or prior to May 1, 2027, but in such case, only to the extent of any shares of Series D1 Preferred Stock, Series D2 Preferred Stock or Series D3 Preferred Stock not automatically converted, (g) any shares of Series D Preferred Stock remain outstanding after December 31, 2027 or (h) the Corporation’s material breach of any affirmative or negative covenant set forth in this Certificate of Designation, which breach remains uncured for a period of ten (10) days following written notice thereof from the holders of a majority of the outstanding shares of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock (the “Required Holders”).
6.2.
Redemption Amount. Notwithstanding anything herein to the contrary, upon the occurrence of a Triggering Event, the Corporation shall automatically redeem all outstanding shares of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock for a redemption price equal to the Original Issue Price multiplied by the number of shares of Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock being redeemed (the “Redemption Amount”), and such Redemption Amount shall become immediately due and payable in cash upon the occurrence of such Triggering Event, without any notice, cure period or conversion requirement.

ARTICLE 7

COVENANTS

Section 7.1 Incurrence of Indebtedness. The Corporation shall not, directly or indirectly, (i) incur or guarantee, assume or suffer to exist any Indebtedness in respect of any acquisition of the stock, assets or business of any other entity or (ii) incur any Indebtedness if the amount thereof would exceed $10,000,000 without the prior written consent of the Required Holders. For the avoidance of doubt, the Corporation’s subsidiaries may incur or guarantee, assume or suffer to exist any Indebtedness in respect of any acquisition by such subsidiary, provided, however, that the Corporation shall not be permitted to guarantee such Indebtedness without the prior written consent of the Required Holders. “Indebtedness” shall mean without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles consistently applied for the periods covered thereby (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any person, even though the person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

ARTICLE 8

OTHER PREFERENCES AND RIGHTS

Section 8.1 The shares of the Series D1 Preferred Stock, Series D2 Preferred Stock and Series D3 Preferred Stock shall have no other preferences, rights, restrictions or qualifications, except as otherwise provided by law or the Certificate of Incorporation.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed as of this 5th day of March, 2026.

INTERACTIVE STRENGTH INC.

By:
Name: Trent Ward
Title: Chief Executive Officer

Appendix C

AMENDMENT TO 2023 STOCK INCENTIVE PLAN

WHEREAS, Interactive Strength Inc., a Delaware corporation (the “Company”) currently maintains and sponsors the Interactive Strength Inc. 2023 Stock Incentive Plan (the “Plan”); and

WHEREAS, Section 22(b) of the Plan provides that the Board of Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein (the “Amendment”); and

NOW, THEREFORE, effective upon the Company’s Stockholders’ approval as set forth in Section 22(b) of the Plan, the following amendment to the Plan is hereby adopted:

1. Section 5(a) of the Plan shall be amended and restated to read as follows:

“(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued shares or treasury shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed (i) 5 Shares (the “Share Reserve”), plus (ii) the sum of any Returning Shares which become available from time to time, plus (iii) the sum of any Shares which, but for the termination of the Predecessor Plan immediately prior to the Effective Date, were at such time reserved and available for issuance under the Predecessor Plan but not issued or subject to outstanding awards, plus (iv) an annual increase on the first day of each calendar year for a period of not more than ten years beginning on January 1, 2024 and ending on (and including) January 1, 2032, in an amount equal to (x) five (5%) of the total number of Shares outstanding on the last day of the immediately preceding calendar year or (y) such lesser amount (including zero) that the Committee or Board determines for purposes of the annual increase for that calendar year, plus (v) 10% of the shares of Stock issued pursuant to conversions of the following outstanding shares of the Company’s preferred stock as of April 8, 2026: (a) 4,749,974 shares of Series D1 Convertible Preferred Stock outstanding as of April 8, 2026; (b) 1,000,000 shares of Series D2 Convertible Preferred Stock outstanding as of April 8, 2026; (c) 500,000 shares of Series D3 Convertible Preferred Stock outstanding as of April 8, 2026; and (d) 1,300,000 shares of Series E Convertible Preferred Stock outstanding as of April 8, 2026). Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed five (5) times the number of Shares provided under clause (i) above plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5(b), but nothing in this Section 5 will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.”

3. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the ____ day of __________ 2026, on behalf of the Company.

INTERACTIVE STRENGTH INC.
By:
Name:
Title:

Appendix D

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTERACTIVE STRENGTH INC.

Interactive Strength Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article Fourth, so that, as amended, the following shall be added as Section 4.C (4):

“(4) Reverse Stock Split. Effective at 11:59 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [ ] ([ ]) shares of this Company’s Common Stock, par value $0.0001 per share, issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be combined into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The combination of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time without any further action on the part of the Company or the holders of any outstanding shares of Old Common Stock and whether or not certificates representing such holders’ shares of Old Common Stock prior to the reverse stock split are surrendered for cancellation. Upon the Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.

The reverse stock split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. The Company shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the reverse stock split unless and until the certificate(s) representing the shares of Old Common Stock held by a holder immediately prior to the reverse stock split are either delivered to the Company or its current transfer agent, or the holder notifies the Company or such transfer agent that such certificate or certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificate(s). No fractional shares will be issued as a result of the reverse stock split and, in lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of New Common Stock as a result of the reverse stock split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of New Common Stock on the date of the Effective Time as reported by The Nasdaq Capital Market (as adjusted to give effect to the reverse stock split); provided that, whether or not fractional shares would be issuable as a result of the reverse stock split shall be determined on the basis of (i) the total number of shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of New Common Stock after the Effective Time into which the shares of Old Common Stock formerly represented by such certificates shall have been combined; and (b) with respect to holders of shares of Old Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of New Common Stock as a result of the reverse stock split (after aggregating all fractional shares), following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above-mentioned amendment to the Second Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. Pursuant to the resolution of the board of directors of the Corporation, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [ ] day of [ ], 2026.

INTERACTIVE STRENGTH INC.

By:
Name: Trent Ward
Title: Chief Executive Officer

INTERACTIVE STRENGTH INC. 1005 CONGRESS AVESUITE 92 5AUSTIN, TX 78701 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TO VIEW MATERIALS & VOTE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95500-P52632 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY INTERACTIVE STRENGTH INC The Board of Directors recommends you vote FOR the following proposals 1. To elect two Class III directors to serve until our 2029 annual meeting of Stockholders or until their successors are duly elected and qualified; Nominees: 1a. Trent A. Ward 1b. Kirsten Bartok Touw 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 3. To approve, for purposes of Rule 5635(a) and (d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of the Company’s Common Stock, par value $0.0001 (the “Common Stock”) upon the conversion of the Company’s Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and the potential issuance of Earn-Out Shares, pursuant to the Agreement for the Sale and Purchase of the Entire Issued Share Capital and Loan Notes of Wattbike (Holdings) Limited (“Wattbike”) (the “Wattbike Purchase Agreement”), by and among the Company and the shareholders of Wattbike identified on Schedule 1 to the Wattbike Purchase Agreement (the “Wattbike Issuance Proposal”); 4. To approve, for purposes of Rule 5635(a) and (d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of Common Stock upon the conversion of the Company’s Series D1 Convertible Preferred Stock, Series D2 Convertible Preferred Stock, and Series D3 Convertible Preferred Stock (collectively, the “Series D Preferred Stock”), pursuant to the Agreement and Plan of Merger (the “Ergatta Merger Agreement”), by and among the Company, Ergatta, Inc. (“Ergatta”), Ergatta Acquisition Corp. and Tom Aulet (the “Ergatta Issuance Proposal”); Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain For Against Abstain 5. To approve an amendment to the Company's 2023 Stock Incentive Plan to add an automatic share increase provision (the “2023 Plan Amendment Proposal”) 6. To grant discretionary authority to the Company's Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-4 up to 1-for-100 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein); 7. To approve, on an advisory basis, the compensation paid to our named executive officers; The Board of Directors recommends you vote 3 YEARS on the following proposal: 1 Year 2 Years 3 Years Abstain 8. To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and 9. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V95501-P52632 INTERACTIVE STRENGTH INC. ANNUAL MEETING OF STOCKHOLDERS June 4, 2026 at 10:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of Interactive Strength Inc. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Trent A. Ward and Caleb Morgret, and each of them, with full power to act alone, to represent the undersigned and vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders of the Company to be held on June 4, 2026 at 10:00 a.m. Eastern Time, in person at 1005 Congress Avenue, Suite 925, Austin, TX 78701, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.This proxy confers authority and shall be voted, for the election of directors, in accordance with the recommendation of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such others matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person.Continued and to be signed on reverse side